EXHIBIT 10.1

                                                                  EXECUTION COPY







________________________________________________________________________________



                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                         BPO MANAGEMENT SERVICES, INC.,

                                  NETGURU, INC.

                                       AND

                              BPO ACQUISITION CORP.

                           DATED AS OF AUGUST 29, 2006


________________________________________________________________________________



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
                                                 Table of Contents
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                                                                                                               ----

RECITALS .........................................................................................................5

AGREEMENT.........................................................................................................6

ARTICLE 1 DESCRIPTION OF THE TRANSACTION..........................................................................6

         Section 1.1       The NGRU Divestiture; Reverse Split....................................................6
         Section 1.2       Ngru Dividend..........................................................................6
         Section 1.3       The Merger.............................................................................7
         Section 1.4       Effects of the Merger..................................................................7
         Section 1.5       The Closing............................................................................7
         Section 1.6       Effective Time.........................................................................8
         Section 1.7       Certificate of Incorporation; By-laws..................................................8
         Section 1.8       Directors and Officers.................................................................8
         Section 1.9       Tax Consequences.......................................................................9

ARTICLE 2 CONVERSION OF SHARES....................................................................................9

         Section 2.1       Conversion of Merger Sub Shares........................................................9
         Section 2.2       Conversion of BPOMS Shares.............................................................9
         Section 2.3       Conversion of BPOMS Preferred Stock...................................................10
         Section 2.4       Conversion of BPOMS Employee Stock Options and Warrants...............................10
         Section 2.5       Adjustments...........................................................................11
         Section 2.6       Dissenting BPOMS Stockholders.........................................................11

ARTICLE 3 EXCHANGE OF SHARES.....................................................................................12

         Section 3.1       Exchange of Certificates..............................................................12
         Section 3.2       Exchange of Preferred Stock Certificates..............................................14
         Section 3.3       Withholding Rights....................................................................14

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BPOMS................................................................15

         Section 4.1       Organization; Good Standing; Authority; Compliance With Law...........................15
         Section 4.2       Authorization, Validity and Effect of Agreements......................................16
         Section 4.3       Capitalization........................................................................16
         Section 4.4       Subsidiaries..........................................................................17
         Section 4.5       Other Interests.......................................................................18
         Section 4.6       No Violation..........................................................................18
         Section 4.7       Auditors..............................................................................18
         Section 4.8       Financial Statements..................................................................19
         Section 4.9       Litigation............................................................................19
         Section 4.10      Absence of Certain Changes............................................................19
         Section 4.11      Taxes.   .............................................................................21
         Section 4.12      Books and Records.....................................................................22
         Section 4.13      Properties............................................................................23
         Section 4.14      Environmental Matters.................................................................23


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                                                 Table of Contents
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         Section 4.15      Brokers...............................................................................24
         Section 4.16      [Reserved]............................................................................24
         Section 4.17      Related Party Transactions............................................................24
         Section 4.18      Contracts and Commitments.............................................................25
         Section 4.19      Employee Matters and Benefit Plans....................................................26
         Section 4.20      Intellectual Property.................................................................28
         Section 4.21      Antitakeover Plan.....................................................................32
         Section 4.22      Shareholder Vote Required.............................................................32
         Section 4.23      Undisclosed Liabilities...............................................................32
         Section 4.24      Insurance.............................................................................33
         Section 4.25      Tax Treatment.........................................................................33
         Section 4.26      Relationships With Suppliers, Licensors and Customers.................................33

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF NGRU AND MERGER SUB..................................................33

         Section 5.1       Organization; Good Standing; Authority; Compliance With Law...........................34
         Section 5.2       Authorization, Validity and Effect of Agreements......................................35
         Section 5.3       Capitalization........................................................................35
         Section 5.4       No Violation..........................................................................36
         Section 5.5       Tax Treatment.........................................................................36
         Section 5.6       [Reserved]............................................................................36
         Section 5.7       [Reserved]............................................................................36
         Section 5.8       Litigation............................................................................36
         Section 5.9       Absence of Certain Changes............................................................37
         Section 5.10      Ownership of Bpoms Shares.............................................................39
         Section 5.11      Taxes.................................................................................39
         Section 5.12      Books and Records.....................................................................40
         Section 5.13      Properties............................................................................40
         Section 5.14      Environmental Matters.................................................................41
         Section 5.15      No Brokers............................................................................41
         Section 5.16      Related Party Transactions............................................................41
         Section 5.17      Employee Matters and Benefit Plans....................................................41
         Section 5.18      Intellectual Property.................................................................44
         Section 5.19      Antitakeover Matters..................................................................47
         Section 5.20      Vote Required.........................................................................47
         Section 5.21      Undisclosed Liabilities...............................................................47
         Section 5.22      Insurance.............................................................................47
         Section 5.23      Relationships With Suppliers, Licensors and Customers.................................48
         Section 5.24      Continuity of Business Enterprise.....................................................48
         Section 5.25      Sec Filings; Financial Statements.....................................................48

ARTICLE 6 COVENANTS AND OTHER AGREEMENTS.........................................................................49

         Section 6.1       Conduct of Businesses.................................................................49
         Section 6.2       Meeting of Stockholders...............................................................54
         Section 6.3       Approvals; Other Action...............................................................55
         Section 6.4       Access to Information; Due Diligence..................................................56


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                                                 Table of Contents
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                                                    (Continued)
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         Section 6.5       Publicity.............................................................................56
         Section 6.6       Listing of Ngru Common Stock..........................................................56
         Section 6.7       Further Action........................................................................56
         Section 6.8       Tax Treatment.........................................................................56
         Section 6.9       No Solicitation.......................................................................57
         Section 6.10      Notice of Certain Events..............................................................60
         Section 6.11      Capital Surplus.......................................................................60
         Section 6.12      Directors and Officers................................................................60
         Section 6.13      Indemnification and Insurance.........................................................61
         Section 6.14      Shelf Registration....................................................................62

ARTICLE 7 CONDITIONS.............................................................................................64

         Section 7.1       Conditions to Each Party's Obligation to Effect the Merger............................64
         Section 7.2       Conditions to Obligations of BPOMS to Effect the Merger...............................64
         Section 7.3       Conditions to Obligations of NGRU and Merger Sub to Effect the Merger.................65

ARTICLE 8 TERMINATION............................................................................................66

         Section 8.1       Termination...........................................................................66
         Section 8.2       Effect of Termination.................................................................68
         Section 8.3       Expenses and Termination Fees.........................................................68
         Section 8.4       Extension; Waiver.....................................................................69

ARTICLE 9 GENERAL PROVISIONS.....................................................................................69

         Section 9.1       Nonsurvival of Representations, Warranties and Agreements.............................69
         Section 9.2       Notices...............................................................................69
         Section 9.3       Assignment; Binding Effect; Benefit...................................................70
         Section 9.4       Entire Agreement......................................................................71
         Section 9.5       Confidentiality.......................................................................71
         Section 9.6       Amendment.............................................................................71
         Section 9.7       Governing Law; Attorneys' Fees........................................................71
         Section 9.8       Counterparts..........................................................................72
         Section 9.9       Headings..............................................................................72
         Section 9.10      Waivers...............................................................................72
         Section 9.11      Incorporation.........................................................................72
         Section 9.12      Severability..........................................................................72
         Section 9.13      Interpretation and Certain Definitions................................................72
         Section 9.14      Specific Performance..................................................................73


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                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER (this "AGREEMENT") is made and entered into as of August 29, 2006, among BPO Management Services, Inc., a Delaware corporation ("BPOMS"), netGuru, Inc., a Delaware corporation ("NGRU"), and BPO Acquisition Corp., a Delaware corporation and wholly owned subsidiary of NGRU ("MERGER Sub"). Each of BPOMS, NGRU and Merger Sub are sometimes referred to herein as a "PARTY" or, collectively, the "PARTIES."

                                    RECITALS

         A. BPOMS, NGRU and Merger Sub intend to effect a merger of Merger Sub into BPOMS (the "Merger") in accordance with this Agreement and the Delaware General Corporation Law, as a result of which Merger Sub will cease to exist, and BPOMS will become a wholly owned subsidiary of NGRU.

         B. BPOMS, NGRU and Merger Sub intend that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.

         C. The Board of Directors of NGRU, after consideration of the fairness opinion rendered by its investment bankers and other relevant factors, (i) has determined that the proposed Merger, NGRU Divestiture and NGRU Dividend together would secure the best value reasonably available to the stockholders of NGRU in the short-term and therefore are in the best interests of NGRU and its stockholders, (ii) has approved this Agreement, the Merger, the issuance of shares of NGRU Common Stock to the stockholders of BPOMS pursuant to the terms of this Agreement, the change of control of NGRU, and the other actions contemplated by this Agreement and (iii) has determined to recommend that the stockholders of NGRU vote to approve the issuance of shares of NGRU Common Stock to the stockholders of BPOMS pursuant to the terms of this Agreement, the change of control of NGRU and such other actions as contemplated by this Agreement.

         D. The Board of Directors of Merger Sub (i) has determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder, (ii) has approved this Agreement, the Merger, and the other actions contemplated by this Agreement and (iii) has determined to recommend that the stockholder of Merger Sub vote to approve the Merger and such other actions as contemplated by this Agreement.

         E. The Board of Directors of BPOMS and the stockholders of BPOMS have approved this Agreement, the Merger and the other transactions contemplated by this Agreement.

         F. As a condition and inducement to BPOMS entering into this Agreement and incurring the obligations set forth herein, concurrently with the execution and delivery of this Agreement, (i) NGRU is entering into a purchase agreement (the "NGRU DIVESTITURE AGREEMENT") with Das Family Holdings with respect to the NGRU Divestiture (defined herein) and (ii) the parties are entering into a voting agreement with certain NGRU stockholders with respect to the voting of their shares in connection with the transactions contemplated by this Agreement.


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                                    AGREEMENT

         In consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                         DESCRIPTION OF THE TRANSACTION

                  Section 1.1 THE NGRU DIVESTITURE; REVERSE SPLIT.

         At the Effective Time, NGRU shall sell one of its subsidiaries, Research Engineers Ltd. (the "DIVESTED SUBSIDIARY"), to Das Family Holdings, an entity controlled by Mr. Amrit Das and his family (the "NGRU DIVESTITURE"), for aggregate net proceeds of no less than $2.0 million ("DIVESTITURE PROCEEDS"). Prior to the Closing Date, NGRU shall effect a reverse stock split of shares of NGRU capital stock in a range to be determined by the Board of Directors of NGRU (the "REVERSE SPLIT").

                  Section 1.2 NGRU DIVIDEND; PRE-CLOSING NGRU BALANCE SHEET.

                  (a) Prior to the Effective Time, NGRU shall declare a special dividend in respect of the NGRU Common Stock to holders of record of NGRU Common Stock immediately prior to the Effective Time in an aggregate amount of $3,500,000 (the "NGRU DIVIDEND"). The NGRU Dividend shall be paid out of the Divestiture Proceeds and the BPOMS Available Cash (as defined in Section 6.11) and in accordance with applicable provisions of the Delaware General Corporation Law ("DGCL"). Prior to the Effective Time, the NGRU Board of Directors shall take all actions necessary to approve the declaration and payment of the NGRU Dividend and NGRU shall, at the Closing, deliver a certificate to BPOMS executed by the Secretary of NGRU to the effect that the NGRU Dividend has been approved by the NGRU Board of Directors. NGRU shall use commercially reasonable efforts to pay the NGRU Dividend on the tenth (10th) business day after the Closing Date and shall pay the NGRU Dividend in no event later than ten (10) business days after the Closing Date ("DIVIDEND PAYABLE DATE").

                  (b) On the calendar day preceding the Closing Date (the "BALANCE SHEET DATE")), the Parties shall complete preparation of: (1) a pro forma consolidated balance sheet of NGRU and its Subsidiaries ("PRE-CLOSING NGRU BALANCE SHEET") and (2) a pro forma consolidated balance sheet of NGRU and its Subsidiaries other than the Divested Subsidiary ("U.S. BALANCE SHEET"). Each of the two balance sheets shall be based upon financial information as of the close of business on the fifth (5th) business day preceding the Balance Sheet Date and shall be prepared in accordance with United States generally accepted accounting principles ("GAAP"). The Parties shall cooperate with one another in the timely preparation of the balance sheets and shall make available to the other such personnel, work papers and other documents and financial information relating to the balance sheets as the other may request. Simultaneous with completion of the preparation of the balance sheets, the Parties shall make the following calculations:


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                           (i) "U.S. RESERVED CASH" shall be calculated by
                  subtracting (x) the deferred gain on sale-leaseback, all liabilities that are included in the calculation of U.S. Working Capital and 80% of deferred maintenance revenues from
                  (y) the sum of the total amount of liabilities on the U.S. Balance Sheet plus any Withheld Taxes (as defined in the NGRU Divestiture Agreement) to be withheld by Das Family Holdings in accordance with Section 2.7 of the NGRU Divestiture Agreement, and then adding (z) the U.S. Working Capital Shortfall, if any.

                           (ii) "U.S. WORKING CAPITAL" shall be calculated from
                  the U.S. Balance Sheet by subtracting (x) the sum of accounts payable, accrued expenses, 20% of deferred maintenance revenues, and income taxes payable from (y) the sum of accounts receivable, prepaid expenses, deposits and deferred income taxes.

                           (iii) "U.S. WORKING CAPITAL SHORTFALL" shall be the
                  amount by which U.S. Working Capital is less than $0, reflected as a positive number.

                  (c) Any cash and cash equivalents on the Pre-Closing NGRU Balance Sheet in excess of the amount calculated as U.S. Reserved Cash shall be distributed at the Closing to the Divested Subsidiary via an adjusting wire transfer from NGRU to the Divested Subsidiary, it being understood that the Divestiture Proceeds shall not be distributed at the Closing to the Divested Subsidiary but rather shall be held by NGRU to applied to the payment of the NGRU Dividend.

                  Section 1.3 THE MERGER.

         Upon the terms and subject to the conditions contained in this Agreement, at the Effective Time (as defined in Section 1.6 hereof), Merger Sub shall be merged with and into BPOMS, and the separate corporate existence of Merger Sub shall thereupon cease (the "MERGER"). BPOMS shall continue as the surviving corporation in the Merger (the "SURVIVING CORPORATION").

                  Section 1.4 EFFECTS OF THE MERGER.

         The Merger shall have the effects provided in this Agreement and the applicable provisions of the DGCL. As a result of the Merger, BPOMS will become a wholly owned subsidiary of NGRU.

                  Section 1.5 THE CLOSING.

         On the terms and subject to the conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of Rutan & Tucker, LLP, 611 Anton Boulevard, Suite 1400, Costa Mesa, California 92626, at 10:00 a.m., local time, on (a) the third (3rd) business day immediately following the day on which the last of the conditions set forth in Article 7 shall be fulfilled or waived in accordance herewith, or (b) at such other time, date or place as BPOMS and NGRU may otherwise agree in writing. Unless the parties shall otherwise agree and subject to Article 8, the parties shall use their reasonable best efforts to cause the Closing to occur as soon as practicable after the NGRU Meeting (as defined in Section 6.2). The date on which the Closing occurs is hereinafter referred to as the "CLOSING DATE."


                                      -7-


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                  Section 1.6 EFFECTIVE TIME.

         If all the conditions to the Merger set forth in Article 7 shall have been fulfilled or waived in accordance herewith, and this Agreement shall not have been terminated as provided in Article 8, the parties hereto shall cause a Certificate of Merger satisfying the requirements of the DGCL to be properly executed, verified and delivered for filing in accordance with the DGCL on the Closing Date. The Merger shall become effective upon the acceptance for record of the Certificate of Merger by the Secretary of State of the State of Delaware in accordance with the DGCL (but not earlier than the Closing Date) or at such later time that the parties hereto shall have agreed upon and designated in such filing in accordance with applicable law as the effective time of the Merger (the "EFFECTIVE TIME").

                  Section 1.7 CERTIFICATE OF INCORPORATION; BY-LAWS.

         At the Effective Time, unless otherwise determined by BPOMS and NGRU prior to the Effective Time:

                  (a) The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Merger Sub immediately prior to the Effective Time, until thereafter amended as provided by the DGCL and such Certificate of Incorporation.

                  (b) The Certificate of Incorporation of NGRU shall be the Certificate of Incorporation of NGRU immediately prior to the Effective Time, until thereafter amended as provided by the DGCL and such Certificate of Incorporation; provided, however, that at the Effective Time, NGRU shall file an amendment to its Certificate of Incorporation (the "CHARTER AMENDMENT") to (i) change the name of NGRU to "BPO MANAGEMENT SERVICES, INC.", and (ii) create three separate series of Preferred Stock designated as Series A Convertible Preferred Stock (the "NGRU SERIES A PREFERRED STOCK"), Series B Preferred Convertible Preferred Stock (the "NGRU SERIES B PREFERRED STOCK") and Series C Preferred Stock (the "NGRU SERIES C PREFERRED STOCK") having the rights, powers and privileges set forth in EXHIBIT A hereto (to be adjusted in accordance with Section 2.5).

                  (c) The By-laws of Merger Sub in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation.

                  Section 1.8 DIRECTORS AND OFFICERS.

                  (a) The directors of BPOMS immediately prior to the Effective Time shall initially be the directors of the Surviving Corporation as of the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified.

                  (b) The officers of BPOMS immediately prior to the Effective Time shall initially be the officers of the Surviving Corporation as of the Effective Time, until their respective successors are duly elected or appointed and qualified.


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                  Section 1.9 TAX CONSEQUENCES.

         For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and the parties shall report the Merger consistent therewith. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Section 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.


                                    ARTICLE 2

                              CONVERSION OF SHARES

                  Section 2.1 CONVERSION OF MERGER SUB SHARES.

         At the Effective Time, by virtue of the Merger and without any action on the part of NGRU, Merger Sub, BPOMS or the holders thereof, each share of common stock, $0.01 par value per share, of Merger Sub that is issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, $0.01 par value per share, of the Surviving Corporation.

                  Section 2.2 CONVERSION OF BPOMS SHARES.

                  (a) At the Effective Time, by virtue of the Merger and without any action on the part of NGRU, Merger Sub, BPOMS or the holders thereof, each issued and outstanding share of common stock, par value $0.001 per share (the "BPOMS COMMON STOCK"), of BPOMS (each a "BPOMS SHARE" and collectively, the "BPOMS SHARES") shall be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of NGRU (the "NGRU COMMON STOCK"), equal to 10.869 (to be adjusted in accordance with Section 2.5) (the "EXCHANGE RATIO"). The shares of NGRU Common Stock to be issued in connection with the Merger are sometimes referred to as the "NGRU SHARES" and shall bear appropriate restrictive legends.

                  (b) Each BPOMS Share held in BPOMS's treasury, if any, immediately prior to the Effective Time (collectively, "CANCELLED BPOMS SHARES") shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and retired and cease to exist and no payment shall be made with respect thereto.

                  (c) No fractional shares of NGRU Common Stock shall be issued in connection with the Merger, and no certificates or scrip for any such fractional shares shall be issued. Any holder of BPOMS Shares who would otherwise be entitled to receive a fraction of a share of NGRU Common Stock (after aggregating all fractional shares of NGRU Common Stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender of such holder's Certificate(s) (as defined in Section 3.1(b)), one full share of NGRU Common Stock.

                  Section 2.3 CONVERSION OF BPOMS PREFERRED STOCK.

                  (a) At the Effective Time, each share of BPOMS Series A Preferred Stock (as defined in Section 4.3), BPOMS Series B Preferred Stock (as defined in Section 4.3) and BPOMS Series C Preferred Stock (as defined in Section 4.3) that is then outstanding and unconverted shall cease to represent a right to acquire shares of BPOMS Common Stock and shall be converted automatically into a right to receive one share of NGRU Series A Preferred Stock, NGRU Series B Preferred Stock or NGRU Series C Preferred Stock, as applicable (to be adjusted in accordance with Section 2.5).

                  (b) Promptly following the date of this Agreement, BPOMS shall file an amendment to its certificate of incorporation to revise the terms of the BPOMS Series A Preferred Stock, BPOMS Series B Preferred Stock and BPOMS Series C Preferred Stock to conform to the terms set forth in EXHIBIT A to this Agreement. At or prior to the Effective Time, NGRU shall reserve for issuance the number of shares of NGRU Common Stock issuable upon conversion of the NGRU Series A Preferred Stock, NGRU Series B Preferred Stock and NGRU Series C Preferred Stock issued pursuant to Section 2.3(a).

                  Section 2.4 CONVERSION OF BPOMS EMPLOYEE STOCK OPTIONS AND WARRANTS.

                  (a) At the Effective Time, each option or warrant, whether vested or unvested, to purchase BPOMS Common Stock that is then outstanding and unexercised (a "BPOMS OPTION" or a "BPOMS WARRANT," as the case may be) shall cease to represent a right to acquire shares of BPOMS Common Stock and shall be converted automatically into an option or warrant to acquire, under the same terms and conditions as were applicable to such BPOMS Option or BPOMS Warrant immediately prior to the Effective Time, shares of NGRU Common Stock, and NGRU shall assume each BPOMS Option and BPOMS Warrant and each option plan or agreement pursuant to which any such BPOMS Option and BPOMS Warrant were granted; provided, however, that from and after the Effective Time, (i) the number of shares of NGRU Common Stock purchasable upon exercise of such BPOMS Option or BPOMS Warrant shall be equal to the number of shares of BPOMS Common Stock that were purchasable under such BPOMS Option or BPOMS Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio rounding down to the nearest whole share, and (ii) the per share exercise price under each such BPOMS Option and BPOMS Warrant shall be adjusted by dividing the per share exercise price of each such BPOMS Option and BPOMS Warrant by the Exchange Ratio, rounding up to the nearest cent. The terms of each BPOMS Option and BPOMS Warrant shall be subject to further adjustment as appropriate to reflect any stock split, stock dividend, recapitalization or other similar transaction with respect to NGRU Common Stock on or subsequent to the Effective Time.

                  (b) As soon as practicable after the Effective Time, NGRU shall deliver to each holder of an outstanding BPOMS Option or BPOMS Warrant an appropriate notice setting forth such holder's rights pursuant thereto, and such BPOMS Option and BPOMS Warrant shall continue in effect on the same terms and conditions (including antidilution provisions).

                  (c) At or prior to the Effective Time, NGRU shall reserve for issuance the number of shares of NGRU Common Stock subject to BPOMS Options and BPOMS Warrants assumed pursuant to Section 2.4(a) hereof. Promptly following the Effective Time, NGRU shall file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-8 (to the extent such form is available) under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to the shares of NGRU Common Stock subject to BPOMS Options and BPOMS Warrants assumed pursuant to Section 2.4(a) hereof and eligible for inclusion on Form S-8 under applicable securities laws, and shall use its reasonable best efforts to maintain the current status of the prospectus contained therein, as well as to comply with any applicable state securities or "BLUE SKY" laws, for one year after the Effective Time.

                  Section 2.5 ADJUSTMENTS.

         If at any time during the period between the date of this Agreement and the Effective Time, any change in the BPOMS Common Stock or NGRU Common Stock shall occur by reason of any reclassification, recapitalization, stock dividend, stock split or combination (including the Reverse Split), exchange or readjustment of shares, or any stock dividend thereon with the record date during such period, the Exchange Ratio shall be appropriately adjusted.

                  Section 2.6 DISSENTING BPOMS STOCKHOLDERS.

         Notwithstanding any provision of this Agreement to the contrary, if required by the DGCL but only to the extent required thereby, shares of BPOMS Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders of such shares of BPOMS Common Stock who have properly exercised appraisal rights with respect thereto (the "DISSENTING COMMON STOCK") in accordance with Section 262 of the DGCL will not be exchangeable for the right to receive the per share amount of the merger consideration described in Section 2.2(a) attributable to such shares of Dissenting Common Shares, and holders of such shares of Dissenting Common Stock will be entitled to receive payment of the appraised value of such shares of Dissenting Common Stock in accordance with the provisions of such Section 262 unless and until such holders fail to perfect or effectively withdraw or lose their rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such right, such shares of Dissenting Common Stock will thereupon be treated as if they had been converted into and have become exchangeable for, at the Effective Time, the right to receive the merger consideration attributable to such shares of Dissenting Common Stock. Notwithstanding anything to the contrary contained in this Section 2.6, if the Merger is not consummated, then the right of any stockholder to be paid the fair value of such stockholder's Dissenting Common Stock pursuant to Section 262 of the DGCL shall cease. BPOMS will promptly comply with its obligations under
Section 262 of the DGCL and will give NGRU prompt notice of any demands and withdrawals of such demands received by BPOMS for appraisals of shares of Dissenting Common Stock.

                                    ARTICLE 3

                               EXCHANGE OF SHARES

                  Section 3.1 EXCHANGE OF CERTIFICATES.

                  (a) Prior to the Effective Time, NGRU shall designate either its transfer agent as of the date hereof or a bank or trust company as shall be reasonably acceptable to BPOMS, to act as Exchange Agent in connection with the Merger (the "EXCHANGE AGENT"). At, or immediately prior to, the Effective Time, NGRU will take all steps necessary to deposit with the Exchange Agent for the benefit of the holders of BPOMS Shares (i) certificates representing the aggregate number of shares of NGRU Common Stock issuable pursuant to Section 2.2 in exchange for outstanding BPOMS Shares and (ii) cash in lieu of fractional shares of NGRU Common Stock (the "EXCHANGE FUND").

                  (b) Promptly after the Effective Time, NGRU and the Surviving Corporation shall cause the Exchange Agent to mail to each Person who was a record holder, as of the Effective Time, of an outstanding certificate or certificates that immediately prior to the Effective Time represented BPOMS Shares (the "CERTIFICATES"), a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent), instructions for use in effecting the surrender of the Certificates in exchange for certificates evidencing NGRU Shares and cash in lieu of fractional shares. Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor (i) a certificate representing the number of whole shares of NGRU Common Stock, if any, to which such holder shall be entitled pursuant to Section 2.2, (ii) a check representing the amount of cash in respect of fractional shares, if any, to which such holder shall be entitled in accordance with Section 2.2(d), and (iii) any dividends or other distributions to which such holder is entitled pursuant to Section 3.1(c) (the NGRU Shares and cash paid pursuant to Section 2.2(d) and Section 3.1(c) being referred to, collectively as the "EXCHANGE MERGER CONSIDERATION") and such Certificate shall forthwith be canceled. If payment is to be made to a Person other than the Person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the transfer not be prohibited under applicable law and the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer as determined by the Exchange Agent, and that the Person requesting such payment shall pay any transfer, or other taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or established to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 3.1, each Certificate (other than Certificates representing Canceled BPOMS Shares and other than Certificates representing Dissenting Common Stock) shall represent for all purposes only the right to receive the Exchange Merger Consideration, without any interest thereon. In the event of a transfer of ownership of BPOMS Shares which is not registered in the stock transfer records of BPOMS, the Exchange Merger Consideration may be issued to such a transferee if the transfer is not prohibited under applicable law and the certificate representing BPOMS Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

                  (c) No dividends or other distributions declared or made after the Effective Time with respect to shares of NGRU Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of NGRU Common Stock they are entitled to receive until the holder of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of NGRU Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of NGRU Common Stock.

                  (d) Any portion of the Exchange Fund that remains unclaimed by the former stockholders of BPOMS one year after the Effective Time shall be returned to NGRU (provided that NGRU shall issue such shares of NGRU Common Stock and/or pay such cash in accordance with this
         Article 3 to former stockholders of BPOMS who thereafter surrender their Certificates), subject to the provisions and effect of applicable abandoned property, escheat or similar laws. Any former stockholders of BPOMS who have not theretofore complied with this Article 3 shall thereafter look only to NGRU for issuance or payment of the Exchange Merger Consideration, without any interest thereon. Neither the Surviving Corporation, the Exchange Agent nor NGRU shall be liable to any holder of a BPOMS Share for any consideration set forth in Section
         2.2 hereof delivered in respect of such BPOMS Share to a public official pursuant to any abandoned property, escheat or other similar law.

                  (e) After the Effective Time there shall be no registration on the share transfer books of the Surviving Corporation of transfers of the BPOMS Shares that were outstanding immediately prior to the Effective Time, and as of the Effective Time, the share ledger of BPOMS shall be closed. All Exchange Merger Consideration paid upon the surrender of Certificates in accordance with the terms of this Article 3 shall be deemed to have been paid in full satisfaction of all rights pertaining to the BPOMS shares previously evidenced by Certificates. After the Effective Time, the holders of BPOMS Shares outstanding at the Effective Time shall cease to have any rights with respect to such BPOMS Shares except as provided herein or by applicable law. If, after the Effective Time, certificates evidencing BPOMS Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for the Exchange Merger Consideration as provided in this Article 3.

                  (f) In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of NGRU Common Stock as may be required pursuant to Section 2.2, cash for fractional shares, as may be required by Section 2.2(d) and any dividends or distributions payable pursuant to Section 3.1(c), provided, however, that NGRU may, in its discretion and as a condition precedent to the issuance and/or payment thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against NGRU, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

                  Section 3.2 EXCHANGE OF PREFERRED STOCK CERTIFICATES.

                  (a) Promptly after the Effective Time, NGRU shall mail to each Person who was a holder, as of the Effective Time, of an outstanding certificate or certificates which immediately prior to the Effective Time represented shares of BPOMS Series A Preferred Stock or BPOMS Series B Preferred Stock or BPOMS Series C Preferred Stock (the "PREFERRED CERTIFICATES"), a letter of transmittal (which shall specify that delivery shall be effected, and the risk of loss and title to the Preferred Certificates shall pass, only upon proper delivery of the Preferred Certificates to NGRU), instructions for use in effecting the surrender of the Preferred Certificates in exchange for certificates evidencing shares of NGRU Series A Preferred Stock, NGRU Series B Preferred Stock or NGRU Series C Preferred Stock, as applicable. Upon surrender to NGRU of a Preferred Certificate, together with such letter of transmittal duly executed, and any other required documents, the holder of such Preferred Certificate shall be entitled to receive in exchange therefore a certificate representing the number of shares of NGRU Series A Preferred Stock, NGRU Series B Preferred Stock or NGRU Series C Preferred Stock, as applicable, to which such holder shall be entitled pursuant to Section 2.3 and such Preferred Certificate shall forthwith be cancelled.

                  (b) In the event any Preferred Certificates shall have been lost, stolen or destroyed, NGRU shall issue in exchange for such lost, stolen or destroyed Preferred Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of NGRU Series A Preferred Stock, NGRU Series B Preferred Stock or NGRU Series C Preferred Stock as may be required pursuant to Section 2.3, provided, however, that NGRU may, in its discretion and as a condition precedent to the issuance and/or payment thereof, require the owner of such lost, stolen or destroyed Preferred Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against NGRU with respect to the Preferred Certificates alleged to have been lost, stolen or destroyed.

                  Section 3.3 WITHHOLDING RIGHTS.

         NGRU and the Surviving Corporation shall be entitled to deduct and withhold from the number of shares of NGRU Common Stock otherwise deliverable under the Agreement such amounts as NGRU and the Surviving Corporation are required to deduct and withhold with respect to such delivery and payment under the Code or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the holder of shares of BPOMS Common Stock, BPOMS Series A Preferred Stock or BPOMS Series B Preferred Stock or BPOMS Series C Preferred Stock in respect of which such deduction and withholding was made by NGRU and the Surviving Corporation.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BPOMS

         BPOMS hereby represents and warrants to NGRU and Merger Sub as follows, except as set forth in the written disclosure letter delivered at or prior to the execution hereof to NGRU (the "BPOMS DISCLOSURE Letter"). The BPOMS Disclosure Letter shall be arranged in sections or subsections corresponding to the number and lettered sections and subsections contained in this Article 4. The disclosures in any section or subsection of the BPOMS Disclosure Letter shall qualify the correspondingly numbered representation and warranty and such other representations and warranties in this Article 4 to the extent it is reasonably clear from a reading of the disclosure that such disclosure is applicable to such other representations and warranties.

                  Section 4.1 ORGANIZATION; GOOD STANDING; AUTHORITY; COMPLIANCE WITH LAW.

                  (a) BPOMS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted. BPOMS is duly licensed or qualified and is in good standing to transact business as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or in which the nature of its business makes such qualification or licensing necessary, except where the failure to be so licensed or qualified would not have, individually or in the aggregate, a BPOMS Material Adverse Effect. For purposes of this Agreement, a "BPOMS MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets (including intangible assets), financial condition or results of operations of BPOMS and the BPOMS Subsidiaries (as defined in Section 4.4) taken as a whole.

                  (b) Each of the BPOMS Subsidiaries is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate, partnership or limited liability company power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a BPOMS Material Adverse Effect.

                  (c) The business of BPOMS and the BPOMS Subsidiaries has been operated in compliance with all laws, ordinances, regulations and orders of all governmental entities, except for violations that would not have, individually or in the aggregate, a BPOMS Material Adverse Effect. BPOMS and the BPOMS Subsidiaries have all permits, certificates, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENT APPROVALS") of all governmental agencies, entities, commissions, boards, bureaus, tribunals, officials or authorities, whether Federal, state or local (collectively, "GOVERNMENTAL AGENCIES"), required by law with respect to the operation of their businesses, except those the absence of which would not, individually or in the aggregate, have a BPOMS Material Adverse Effect or prevent or delay consummation of the Merger. All such Government

         Approvals are in full force and effect, and, BPOMS and the BPOMS Subsidiaries are in compliance with all conditions and requirements of the Government Approvals and with all rules and regulations relating thereto, other than failures that would not have a BPOMS Material Adverse Effect. BPOMS has not received any notices of violations of any Federal, state and local laws, regulations and ordinances relating to its business, operations or assets which, if it were determined that a violation had occurred, would have a BPOMS Material Adverse Effect.

                  (d) The certificate of incorporation or other charter documents, bylaws, organizational documents and partnership, shareholder, joint venture or similar agreements (and in each such case, all amendments thereto) of BPOMS and each of the BPOMS Subsidiaries are listed in Section 4.1(d) of the BPOMS Disclosure Letter, true and correct copies of which have previously been delivered to NGRU or its counsel.

                  Section 4.2 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS.

         BPOMS has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Board of Directors of BPOMS and the holders of BPOMS Shares have taken all necessary corporate action to approve this Agreement, the Merger, and the transactions contemplated by this Agreement. BPOMS has taken all action necessary to exempt the transactions contemplated by this Agreement from the operation of any "fair price," "moratorium," "control share acquisition," or other similar anti-takeover statute or regulation enacted under the state or federal laws of the United States. The execution by BPOMS of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite corporate action on the part of BPOMS. This Agreement constitutes the valid and legally binding obligation of BPOMS, enforceable against BPOMS in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

                  Section 4.3 CAPITALIZATION.

         The authorized capital stock of BPOMS consists of 15,000,000 shares of BPOMS Common Stock and 34,220,000 shares of preferred stock, par value $0.001 per share, of which 2,220,000 shares are designated as Series A (the "BPOMS SERIES A PREFERRED SHARES"), 2,000,000 shares are designated as Series B (the "BPOMS SERIES B PREFERRED SHARES"), and 30,000,000 shares are designated as Series C (the "BPOMS SERIES C PREFERRED SHARES"). As of the date hereof, there are 9,925,000 BPOMS Shares issued and outstanding, 2,088,036 BPOMS Series A Preferred Shares issued and outstanding, 2,000,000 BPOMS Series B Preferred Shares issued and outstanding and zero shares of BPOMS Series C Preferred Shares issued and outstanding. All outstanding shares of BPOMS are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation or Bylaws of BPOMS or any agreement to which BPOMS is a party or by which it is bound, and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof or under applicable federal or state securities or "blue sky" laws. Except as set forth in Section
4.3 of the BPOMS Disclosure Letter, BPOMS has no outstanding bonds, debentures, notes or other obligations the holders of which have or upon the happening of certain events would have the right to vote (or which are convertible into or exercisable or exchangeable for securities having the right to vote) with the stockholders of BPOMS on any matter. Each holder of shares of capital stock or securities that are or may become convertible into or exercisable or exchangeable for shares of capital stock of BPOMS qualifies as an "accredited investor" as defined in Regulation D promulgated under the Securities Act, or if such holder does not qualify as an "accredited investor," that such holder is not a "U.S. person" as defined in Regulation S promulgated under the Securities Act and did not acquire and does not hold shares of capital stock or securities that are or may become convertible into or exercisable or exchangeable for shares of capital stock of BPOMS for the account or benefit of any U.S. person. Except as set forth in Section 4.3 of the BPOMS Disclosure Letter, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements, stock appreciation rights or similar derivative securities or instruments or commitments which obligate BPOMS to issue, transfer or sell any BPOMS Shares or make any payments in lieu thereof. Except as set forth in Section 4.3 of the BPOMS Disclosure Letter, there are no agreements or understandings to which BPOMS or any BPOMS Subsidiary is a party with respect to the voting of any BPOMS Shares or which restrict the transfer of any such shares, nor does BPOMS have knowledge of any such agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. There are no outstanding contractual obligations of BPOMS or any BPOMS Subsidiary to repurchase, redeem or otherwise acquire any BPOMS Shares or any other securities of BPOMS or any BPOMS Subsidiary. Except as set forth in
Section 4.3 of the BPOMS Disclosure Letter, neither BPOMS nor any BPOMS Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register any of their securities under the Securities Act. Section
4.3 of the BPOMS Disclosure Letter contains a complete and correct list setting forth as of the date hereof (i) the number of options and warrants outstanding,
(ii) the dates on which such options or warrants were granted, (iii) the dates on which such options or warrants shall vest and expire and (iv) the exercise or conversion price of each outstanding option or warrant, as the case may be. The terms of the options and warrants permit the assumption or substitution of options to purchase NGRU Common Stock as provided in this Agreement, without the consent or approval of the holders of such securities or BPOMS stockholders. True and complete copies of all agreements and instruments relating to the securities described above and in Section 4.3 of the BPOMS Disclosure Letter have been provided to NGRU and such agreements and instruments have not been amended, modified or supplemented, and there are no agreements to amend, modify or supplement such agreements or instruments in any case from the form provided to NGRU. The shares of BPOMS Common Stock issued under options or warrants were issued in transactions which qualified for exemptions under either Section 4(2) of, or Rule 701 under, the Securities Act for stock issuances under compensatory benefit plans.

                  Section 4.4 SUBSIDIARIES.

         Section 4.4 of the BPOMS Disclosure Letter lists all Subsidiaries (as defined in Section 9.13) of BPOMS (the "BPOMS SUBSIDIARIES" and, individually, a "BPOMS SUBSIDIARY"). BPOMS owns directly or indirectly all of the outstanding shares of capital stock or other equity interests of each of the BPOMS Subsidiaries. All of the outstanding shares of capital stock in each of the BPOMS Subsidiaries are duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Section 4.4 of the BPOMS Disclosure Letter, all of the outstanding shares of capital stock of each of the BPOMS Subsidiaries owned, directly or indirectly, by BPOMS are owned free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth in Section 4.4 of the BPOMS Disclosure Letter, there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate BPOMS or any BPOMS Subsidiary to issue, transfer or sell any shares of capital stock of any BPOMS Subsidiary. The following information for each BPOMS Subsidiary is set forth in Section 4.4 of the BPOMS Disclosure Letter: (i) its name and jurisdiction of incorporation and
(ii) its authorized capital stock.

                  Section 4.5 OTHER INTERESTS.

         Except for interests in the BPOMS Subsidiaries, neither BPOMS nor any BPOMS Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity (other than investments in short term investment securities).

                  Section 4.6 NO VIOLATION.

         Except as set forth in Section 4.6 of the BPOMS Disclosure Letter, neither the execution and delivery by BPOMS of this Agreement nor the consummation by BPOMS of the transactions contemplated by this Agreement in accordance with its terms will: (i) conflict with or result in a breach of any provisions of BPOMS's Certificate of Incorporation or Bylaws; (ii) violate, result in a breach of any provision of, or constitute a default under, or require any approval or consent under or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by or result in a material adverse change to, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties owned or leased by BPOMS under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument to which BPOMS or any of the BPOMS Subsidiaries is a party, or by which BPOMS or any of the BPOMS Subsidiaries or any of the properties owned or leased by BPOMS is bound or affected, except for any of the foregoing matters in this clause which, individually or in the aggregate, would not have a BPOMS Material Adverse Effect and would not reasonably be expected to prevent, materially alter or materially delay any of the transactions contemplated by this Agreement; (iii) contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, injunction, order or decree binding upon or applicable to BPOMS or any BPOMS Subsidiary; or (iv) other than the filings provided for in this Agreement, required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Securities Act or applicable state securities and "Blue Sky" laws (collectively, the "REGULATORY FILINGS"), require any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority which has not been obtained or made, except where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not have a BPOMS Material Adverse Effect and could not reasonably be expected to prevent, materially alter or materially delay any of the transactions contemplated by this Agreement.

                  Section 4.7 AUDITORS.

         To BPOMS's knowledge, the auditor of the BPOMS financial statements provided to NGRU pursuant to this Agreement has at all times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) "independent" with respect to BPOMS and the BPOMS Subsidiaries within the meaning of Regulation S-X under the Exchange Act; and (iii) to the knowledge of BPOMS, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

                  Section 4.8 FINANCIAL STATEMENTS.

         BPOMS has delivered to NGRU true and complete copies of the audited consolidated balance sheets of BPOMS at December 31, 2005, and the related consolidated statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended, and unaudited consolidated balance sheets of BPOMS at June 30, 2006, and the related unaudited consolidated statements of income, changes in stockholders' equity, and cash flow for the six
(6) month periods then ended (collectively, the "BPOMS Financials"). The BPOMS Financials (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the footnotes to the BPOMS Financials and that the interim financial statements may not have notes thereto and other presentation items that may be required by GAAP and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount), (ii) fairly present in all material respects the consolidated financial position and operating results and cash flows of BPOMS as of the dates and for the periods indicated therein, (iii) comply as to form in all material respects with the published rules and regulations of the SEC as would be applicable thereto if BPOMS were subject to the reporting requirements of the Exchange Act, and (iv) in the case of the interim financial statements, have been reviewed by the auditor of BPOMS to the same extent as if BPOMS were subject to the reporting requirements of the Exchange Act.

                  Section 4.9 LITIGATION.

         Except as set forth in Section 4.9 of the BPOMS Disclosure Letter, there are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which BPOMS or any BPOMS Subsidiary is a party or by which any of its properties or assets are bound or likely to be affected and (ii) no actions, suits or proceedings pending against BPOMS or any BPOMS Subsidiary or to which any of their respective properties or assets are subject or, to the knowledge of BPOMS, threatened against BPOMS or any BPOMS Subsidiary or to which any of their respective properties or assets are subject, at law or in equity, that in each such case could, individually or in the aggregate, have a BPOMS Material Adverse Effect.

                  Section 4.10 ABSENCE OF CERTAIN CHANGES.

         Except as set forth in Section 4.10 of the BPOMS Disclosure Letter, since December 31, 2005, BPOMS and the BPOMS Subsidiaries have conducted their business only in the ordinary course of such business and consistent with past practices and there has not been any:

                  (a) BPOMS Material Adverse Effect;

                  (b) amendment or change in the Certificate of Incorporation or By-Laws of BPOMS or in any similar organizational documents of any BPOMS Subsidiaries;

                  (c) incurrence, creation or assumption by BPOMS or any of the BPOMS Subsidiaries of (i) any mortgage, deed of trust, security interest, pledge, lien, title retention device, collateral assignment, claim, charge, restriction or other encumbrance of any kind on any of the assets or properties of BPOMS or any of the BPOMS Subsidiaries; or
         (ii) any obligation or liability of any indebtedness for borrowed money;

                  (d) issuance or sale of any debt or equity securities of BPOMS or any of the BPOMS Subsidiaries, or the issuance or grant of any options, warrants or other rights to acquire from BPOMS or any of the BPOMS Subsidiaries, directly or indirectly, any debt or equity securities of BPOMS or any of the BPOMS Subsidiaries (except upon the exercise of then outstanding BPOMS Options and BPOMS Warrants);

                  (e) payment or discharge by BPOMS or any of the BPOMS Subsidiaries of any security interest, lien, claim, or encumbrance of any kind on any asset or property of BPOMS or any of the BPOMS Subsidiaries, or the payment or discharge of any liability that was not either shown or reflected on the BPOMS Financials or incurred in the ordinary course of BPOMS's business after the December 31, 2005, in an amount in excess of $50,000 for any single liability to a particular creditor;

                  (f) purchase, license, sale, assignment or other disposition or transfer, or any agreement or other arrangement for the purchase, license, sale, assignment or other disposition or transfer, of any of the assets, properties or goodwill of BPOMS other than a license or sale of any product or products of BPOMS or any of the BPOMS Subsidiaries made in the ordinary course of BPOMS's business;

                  (g) damage, destruction or loss of any property or asset, whether or not covered by insurance, having (or likely with the passage of time to have) a BPOMS Material Adverse Effect;

                  (h) declaration, setting aside or payment of any dividend on, or the making of any other distribution in respect of, the capital stock of BPOMS, any split, combination or recapitalization of the capital stock of BPOMS or any direct or indirect redemption, purchase or other acquisition of the capital stock of BPOMS or any change in any rights, preferences, privileges or restrictions of any outstanding security of BPOMS;

                  (i) increase in the compensation payable or to become payable to any of the officers, directors, or employees of BPOMS or any of the BPOMS Subsidiaries, or any bonus or pension, insurance or other benefit payment or arrangement (including without limitation stock awards, stock option grants, stock appreciation rights or stock option grants) made to or with any of such officers, employees or agents;

                  (j) obligation or liability incurred by BPOMS or any of the BPOMS Subsidiaries to any of its officers, directors or stockholders except for normal and customary compensation and expense allowances payable to officers in the ordinary course of BPOMS's business consistent with past practice;

                  (k) making by BPOMS or any of the BPOMS Subsidiaries of any loan, advance or capital contribution to, or any investment in, any officer, director or stockholder of BPOMS or any BPOMS Subsidiary or any firm or business enterprise in which any such Person had a direct or indirect material interest at the time of such loan, advance, capital contribution or investment;

                  (l) entering into, amendment of, relinquishment, termination or non-renewal by BPOMS or any BPOMS Subsidiary of any contract, lease, transaction, commitment or other right or obligation other than in the ordinary course of its business or any written or oral indication or assertion by the other party thereto of any material problems with BPOMS's or any BPOMS Subsidiary's services or performance under such contract, lease, transaction, commitment or other right or obligation or of such other party's demand to amend, terminate or not renew any such contract, lease, transaction, commitment or other right or obligation;

                  (m) material change in the manner in which BPOMS or any BPOMS Subsidiary extends discounts, credits or warranties to customers or otherwise deals with its customers;

                  (n) entering into by BPOMS or any of the BPOMS Subsidiaries of any transaction, contract or agreement that by its terms requires or contemplates a required minimum current and/or future financial commitment, expenses (inclusive of overhead expenses) or obligation on the part of BPOMS or any of the BPOMS Subsidiaries involving in excess of $50,000 (provided that the amount of such financial commitments and expenses for all such transactions, contracts or agreements does not exceed $150,000 in the aggregate) or that is not entered into in the ordinary course of BPOMS's business, or the conduct of any business or operations by BPOMS or any BPOMS Subsidiary that is other than in the ordinary course of BPOMS's or such BPOMS Subsidiary's business; or

                  (o) license, transfer or grant of a right under any BPOMS Intellectual Property (as defined in Section 4.20 below), other than those licensed, transferred or granted in the ordinary course of business consistent with its past practices.

                  Section 4.11 TAXES.

         Except as set forth in Section 4.11 of the BPOMS Disclosure Letter or where such failure would not have, individually or in the aggregate, a BPOMS Material Adverse Effect:

                  (a) BPOMS and each of the BPOMS Subsidiaries has paid or caused to be paid all federal, state, local, foreign, and other taxes, and all deficiencies, or other additions to tax, interest, fines and penalties (collectively, "TAXES"), owed or accrued by it and due and payable through the date hereof (including any Taxes payable pursuant to Treasury Regulation ss.1.1502-6 (and any similar state, local or foreign provision)).

                  (b) BPOMS and each of the BPOMS Subsidiaries has timely filed all federal, state, local and foreign tax returns (collectively "TAX RETURNS") required to be filed by any of them through the date hereof, and all such returns accurately set forth the amount of any Taxes relating to the applicable period.

                  (c) BPOMS and each of the BPOMS Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other party.

                  (d) The BPOMS Financials reflect adequate reserves for Taxes payable by BPOMS and each BPOMS Subsidiary for all taxable periods and portions thereof through the date of such financial statements.

                  (e) Since December 31, 2005, each of BPOMS and the BPOMS Subsidiaries has made sufficient accrual for Taxes in accordance with GAAP with respect to periods for which Tax Returns have not been filed.

                  (f) There are no outstanding agreements, waivers or arrangements extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, Taxes due from BPOMS or any BPOMS Subsidiary for any taxable period and there have been no deficiencies proposed, assessed or asserted for such Taxes.

                  (g) There are no closing agreements that could affect Taxes of BPOMS or any BPOMS Subsidiary for periods after the Effective Time pursuant to Section 7121 of the Code or any similar provision under state, local or foreign tax laws.

                  (h) No audit or other proceedings by any court, governmental or regulatory authority or similar authority has occurred, been asserted or is pending and none of BPOMS or any BPOMS Subsidiary has received notice that any such audit or proceeding may be commenced.

                  (i) No election has been made or filed by or with respect to, and no consent to the application of, Section 341(f)(2) of the Code has been made by or with respect to, BPOMS, any BPOMS Subsidiary or any of their properties or assets.

                  (j) None of BPOMS or any BPOMS Subsidiary has agreed to, or filed application for, or is required, to make any changes or adjustment to its accounting method.

                  (k) There is no contract, agreement, plan or arrangement covering any Person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by BPOMS or any BPOMS Subsidiary by reason of Section 280G or Section 162(m) of the Code.

                  Section 4.12 BOOKS AND RECORDS.

                  (a) The books of account and other financial records of BPOMS and each of the BPOMS Subsidiaries are true, complete and correct in all material respects, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the BPOMS Financials.

                  (b) The minute books and other records of BPOMS and each of the BPOMS Subsidiaries contain accurate records of all meetings and accurately reflect all other action of the stockholders and Board of Directors and any committees of the Board of Directors of BPOMS and each of the BPOMS Subsidiaries.

                  Section 4.13 PROPERTIES.

                  (a) Section 4.13(a) of the BPOMS Disclosure Letter sets forth a list of all real property currently, or at any time in the past five years, owned or leased by BPOMS or any of the BPOMS Subsidiaries, and, with respect to all real property currently leased by BPOMS or any of the BPOMS Subsidiaries, the name of the lessor, the date of the lease and each amendment thereto and the aggregate annual rental and/or other fees payable under any such lease. All such current leases are, to the knowledge of BPOMS, in full force and effect, are valid and effective in accordance with their respective terms, and there is not to the knowledge of BPOMS any existing material default or event of default under any such lease (or event which with notice or lapse of time, or both, would constitute such a material default).

                  (b) BPOMS and each of the BPOMS Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any liens, except as reflected in the BPOMS Financials or in Section 4.13(b) of the BPOMS Disclosure Letter and except for liens for taxes not yet due and payable and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

                  Section 4.14 ENVIRONMENTAL MATTERS.

         Except as set forth in Section 4.14 of the BPOMS Disclosure Letter, neither BPOMS nor any of the BPOMS Subsidiaries is in violation of any laws, regulations, judgments or consent decrees relating to hazardous substances or hazardous waste (collectively, "ENVIRONMENTAL LAWS") which violation could reasonably be expected to result in a BPOMS Material Adverse Effect. Except as set forth in Section 4.14 of the BPOMS Disclosure Letter, neither BPOMS, any of the BPOMS Subsidiaries, nor, to the knowledge of BPOMS, any third party, has used, released, discharged, generated, manufactured, produced, stored, or disposed of in, on, or under or about its owned or leased property or other assets, or transported thereto or therefrom, any hazardous substances or hazardous wastes, including asbestos, lead and petroleum, during the period of BPOMS's or the BPOMS Subsidiary's ownership or lease of such property in a manner that could reasonably be expected to subject BPOMS or any BPOMS Subsidiary to a material liability under the Environmental Laws. None of BPOMS or any of the BPOMS Subsidiaries has received written notice from any governmental authority that any property owned or leased by BPOMS or any of the BPOMS Subsidiaries is in violation of any Environmental Laws. There is no pending civil, criminal or administrative suit or other legal proceeding against BPOMS or any of the BPOMS Subsidiaries with respect to any Environmental Laws. BPOMS has provided NGRU complete copies of all environmental reports, assessments and studies in BPOMS's possession and control with respect to properties owned or leased by BPOMS or any BPOMS Subsidiary. As used in this Agreement, the terms "HAZARDOUS SUBSTANCES" and "HAZARDOUS WASTES" shall have the meanings set forth in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and the regulations thereunder; the Resource Conservation and Recovery Act, as amended, and the regulations thereunder; the Federal Clean Water Act, as amended, and the regulations thereunder; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001 et seq.; the Occupational Safety and Health Act of 1970; the Hazardous Materials Transportation Act, as amended by the Hazardous Materials Transportation Authorization Act of 1994, 49 U.S.C. Sections 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Sections 2701 et seq.; as each of these may be amended from time to time; and any and state or local analogues to any of these statutes.

                  Section 4.15 BROKERS.

         Except as set forth on Section 4.15 of the BPOMS Disclosure Letter, neither BPOMS nor any of the BPOMS Subsidiaries has entered into any contract, arrangement or understanding with any Person or firm that may result in the obligation of such entity or NGRU or the Surviving Corporation to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. BPOMS is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby other than as set forth in
Section 4.15 of the BPOMS Disclosure Letter.

                  Section 4.16 [Reserved].

                  Section 4.17 RELATED PARTY TRANSACTIONS.

         Section 4.17 of the BPOMS Disclosure Letter sets forth all arrangements, agreements and contracts or understandings entered into by BPOMS or any of the BPOMS Subsidiaries (which are or will be in effect as of or after the date of this Agreement) with (i) any consultant (X) involving payments in excess of $60,000 or (Y) which may not be terminated at will by BPOMS or the BPOMS Subsidiary which is a party thereto without penalty, or (ii) any Person who is an officer, director or affiliate of BPOMS or any of the BPOMS Subsidiaries. All such documents are listed (and any unwritten arrangement or understanding is accurately and completely described) in Section 4.17 of the BPOMS Disclosure Letter and the copies of such documents, and such descriptions, all of which have previously been provided to NGRU and its counsel, are true, complete and correct copies. Except as disclosed in Section 4.17 of the BPOMS Disclosure Letter, BPOMS (including all BPOMS Subsidiaries) has not made any payments to, received any services from, or is dependent on any services of, any affiliate of BPOMS other than services provided by officers and directors in such capacities and payments to such officers and directors of BPOMS in such capacities. Neither BPOMS nor any of the BPOMS Subsidiaries is a party to any arrangement, agreement, contract or understanding of the type that would be grandfathered in or prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 if BPOMS were subject to Section 402.

                  Section 4.18 CONTRACTS AND COMMITMENTS.

                  (a) Except as set forth in Section 4.18(a) of the BPOMS Disclosure Letter, neither BPOMS nor any of the BPOMS Subsidiaries has, or is party to or is bound by:

                           (i) any consulting or sales agreement, contract or
                  commitment under which any firm or other organization provides services to BPOMS or any of the BPOMS Subsidiaries;

                           (ii) any fidelity or surety bond or completion bond;

                           (iii) any agreement of indemnification or guaranty;

                           (iv) any agreement, contract, commitment, transaction
                  or series of transactions for any purpose other than in the ordinary course of BPOMS's or any of the BPOMS Subsidiaries' business relating to capital expenditures or commitments or long term obligations in excess of $50,000;

                           (v) any agreement, contract or commitment relating to
                  the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of BPOMS's or any of the BPOMS Subsidiaries' business.

                           (vi) any mortgages, indentures, loans or credit
                  agreements, security agreements or other arrangements or instruments relating to the borrowing of money or extension of credit, including guaranties referred to in clause (iii) hereof:

                           (vii) any purchase order or contract for the purchase
                  of inventory or other materials involving $50,000 or more;

                           (viii) any distribution, joint marketing or
                  development agreement;

                           (ix) any assignment, license or other agreement with
                  respect to any form of intangible property; or

                           (x) any other agreement, contract or commitment that
                  involves $50,000 or more or is not cancelable without penalty within thirty (30) days.

Collectively, any of (i) through (x) above shall be referred to herein as "CONTRACTS".

                  (b) Except as would not individually or in the aggregate have a BPOMS Material Adverse Effect, all such Contracts are valid and binding on BPOMS and are in full force and effect and enforceable against BPOMS in accordance with their respective terms. Except as disclosed in Section 4.18(b) of the BPOMS Disclosure Letter, no approval or consent of, or notice to any Person the failure of which to obtain would have a BPOMS Material Adverse Effect is needed in order that such Contracts shall continue in full force and effect in accordance with its terms without penalty, acceleration or rights of early termination following the consummation of the transactions contemplated by this Agreement. Except to the extent any of the following would not individually or in the aggregate have a BPOMS

         Material Adverse Effect, BPOMS is not in violation of, breach of or default under any such Contract nor, to BPOMS's knowledge, is any other party to any such Contract. Except as set forth in Section 4.18 of the BPOMS Disclosure Letter, BPOMS is not in violation or breach of or default under any such Contract (including leases of real property) relating to non-competition, indebtedness, guarantees of indebtedness of any other Person, employment, or collective bargaining.

                  Section 4.19 EMPLOYEE MATTERS AND BENEFIT PLANS.

                  (a) With the exception of the definition of "AFFILIATE" set forth in Section 4.19(a)(i) below (which definition shall apply only to this Section 4.19 and Section 5.17), for purposes of this Agreement, the following terms shall have the meanings set forth below:

                           (i) "AFFILIATE" shall mean any other Person under
                  common control with or otherwise required to be aggregated with a Person or any Subsidiary of such Person as set forth in
                  Section 414(b), (c), (m) or (o) of the Code and the regulations thereunder;

                           (ii) "EMPLOYEE" shall mean any current, former or
                  retired employee, officer, or director of a Person or any Subsidiary or any Affiliate of such Person;

                           (iii) "EMPLOYEE AGREEMENT" shall refer to any
                  material management, employment, severance, consulting, relocation, repatriation, expiration, visas, work permit or similar agreement or contract between a Person or any Subsidiary or Affiliate of such Person and any Employee or consultant that is not an Employee Plan;

                           (iv) "EMPLOYEE PLAN" shall refer to any plan,
                  program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock related awards, fringe benefits or other employee benefits or remuneration of any kind, whether formal or informal, funded or unfunded and whether or not legally binding, including without limitation, each "EMPLOYEE BENEFIT PLAN" within the meaning of Section 3(3) of ERISA (as defined below), which is or has been maintained, contributed to, or required to be contributed to, by a Person or any of its Subsidiaries or any Affiliate for the benefit of any "EMPLOYEE," and pursuant to which such Person or any of its Subsidiary or any Affiliate has or may have any material liability contingent or otherwise;

                           (v) "ERISA" shall mean the Employee Retirement Income
                  Security Act of 1974, as amended;

                           (vi) "IRS" shall mean the Internal Revenue Service;

                           (vii) "MULTIEMPLOYER PLAN" shall mean any "PENSION
                  PLAN" (as defined below) which is a "multiemployer plan," as defined in Sections 3(37) and 4001(a)(3) of ERISA; and

                           (viii) "PENSION PLAN" shall refer to each BPOMS and
                  Subsidiary Employee Plan that is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

                  (b) Section 4.19(b) of the BPOMS Disclosure Letter contains an accurate and complete list of each Employee Agreement of BPOMS. BPOMS has no Employee Plans. No benefits under any Employee Agreement of BPOMS will be increased, or subject to accelerated vesting, by the occurrence of any of the transactions contemplated by this Agreement, nor will the value of any of the benefits thereunder be calculated on the basis of any transactions contemplated by this Agreement. Except as set forth in Section 4.19(b) of the BPOMS Disclosure Letter, neither BPOMS nor any of its Subsidiaries or Affiliates has any announced plan or commitment, whether legally binding or not, to establish any new Employee Plan or Employee Agreement, to modify any Employee Agreement (except to the extent required by law or to conform any such Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to NGRU in writing, or as required by this Agreement), or to enter into any Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

                  (c) BPOMS has provided to NGRU correct and complete copies of all material documents embodying or relating to each Employee Agreement.

                  (d) Neither BPOMS nor any of the BPOMS Subsidiaries or Affiliates currently maintain, sponsor, participate in or contribute to, nor have they ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

                  (e) At no time has BPOMS or any of the BPOMS Subsidiaries or Affiliates contributed to or been requested or obligated to contribute to any Multiemployer Plan.

                  (f) Except as set forth in Section 4.19(g) of the BPOMS Disclosure Letter or as required by local, state or federal law, no Employee Agreement provides, or is required to provide, life insurance, medical or other employee benefits to any Employee upon his or her retirement or termination of employment for any reason, and BPOMS and each of the BPOMS Subsidiaries has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment.

                  (g) The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee, except as set forth in Schedule 4.19(h) of the BPOMS Disclosure Letter.

                  (h) Except as set forth in Section 4.19(i) of the Disclosure Letter, BPOMS and each of the BPOMS Subsidiaries (i) is in compliance in all respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees except as would not have a BPOMS Material Adverse Effect; (ii) is not liable for any arrears of wages of any taxes or any penalty for failure to comply with any of the foregoing; and (iii) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice).

                  (i) No work stoppage or labor strike against BPOMS or any BPOMS Subsidiary is pending or, to the knowledge of BPOMS, threatened. Neither BPOMS nor any of the BPOMS Subsidiaries is involved in or, to the knowledge of BPOMS, threatened with, any labor dispute, grievance, administrative proceeding or litigation relating to labor, safety, employment practices or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, have a BPOMS Material Adverse Effect. Neither BPOMS nor any of the BPOMS Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act that would, individually or in the aggregate, directly or indirectly have a BPOMS Material Adverse Effect. Neither BPOMS nor any of the BPOMS Subsidiaries or Affiliates has ever been a party to any agreement with any labor organization or union, and none of the BPOMS Employees are represented by any labor organization or union, nor have any BPOMS Employees threatened to organize or join a union or filed a petition for representation with the National Labor Relations Board.

                  (j) There are no (i) bonus or severance payments that could be payable to Employees of BPOMS under existing Employee Agreements on account of the transactions contemplated by this Agreement (without regard to termination of employment), or (ii) severance obligations that could be payable to Employees of BPOMS under existing Employee Agreements on account of terminations of employment following the Effective Time, except as disclosed in Section 4.19(k) of the BPOMS Disclosure Letter.

                  Section 4.20 INTELLECTUAL PROPERTY.

                  (a) For the purposes of this Agreement, the following terms have the following definitions:

                           (i) "INTELLECTUAL PROPERTY" shall mean any or all of
                  the following and all rights in, arising out of, or associated therewith: (a) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations in part thereof; (b) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data, customer lists, proprietary processes and formulae, all source and object code, algorithms, architectures, structures, display screens, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records; (c) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (d) all industrial designs and any registrations and applications therefor throughout the world;
                  (e) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (f) all proprietary databases and data collections and all rights therein throughout the world; and (g) any equivalent rights to any of the foregoing anywhere in the world.

                           (ii) "BPOMS INTELLECTUAL PROPERTY" shall mean that
                  Intellectual Property owned by or licensed to or controlled by BPOMS or any of the BPOMS Subsidiaries.

                           (iii) "BPOMS REGISTERED INTELLECTUAL PROPERTY" means
                  those United States, international and foreign: (a) patents and patent applications (including provisional applications);
                  (b) registered trademarks and service marks, applications to register trademarks or service marks, intent to use applications, or other registrations or applications related to trademarks or service marks; and (c) registered copyrights and applications for copyright registration, owned by BPOMS.

                           (iv) "UTILIZE" or "UTILIZATION" means to make,
                  manufacture, use, market, import, export, distribute, sell, dispose, assign, license, develop, publish, display, modify and/or amend.

                  (b) Section 4.20(b) of the BPOMS Disclosure Letter lists all material proceedings or actions known to BPOMS before any court, tribunal (including the United States Patent and Trademark Office ("PTO") or equivalent authority anywhere in the world) related to any BPOMS Intellectual Property. No BPOMS Intellectual Property is the subject of any outstanding decree, order, judgment, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by BPOMS or any of the BPOMS Subsidiaries, or which may affect the validity, use or enforceability of any BPOMS Intellectual Property.

                  (c) Section 4.20(c) of the BPOMS Disclosure Letter lists all BPOMS Registered Intellectual Property. With respect to each item of BPOMS Registered Intellectual Property, necessary registration, maintenance and renewal fees in connection with such BPOMS Registered Intellectual Property have been made and all necessary documents and certificates in connection with such BPOMS Registered Intellectual Property have been filed with the relevant patent, trademark or copyright authorities in the United States or other jurisdictions for the purposes of maintaining such BPOMS Registered Intellectual Property.

                  (d) BPOMS and each BPOMS Subsidiary has the right to prevent others from using, marketing, distributing, selling or licensing all BPOMS Intellectual Property used in its business as presently conducted and as it is expected to be conducted as of the Effective Time, including without limitation, all Intellectual Property used or to be used in the BPOMS Products (as defined below), and such rights to Utilize the BPOMS Intellectual Property are sufficient for such conduct of their respective businesses.

                  (e) To BPOMS's knowledge, neither the manufacture, development, publication, marketing, license, sale, distribution or use intended by BPOMS or any of the BPOMS Subsidiaries of any BPOMS Intellectual Property currently being licensed, produced or sold by BPOMS or any of the BPOMS Subsidiaries or currently under development or consideration by BPOMS or any of the BPOMS Subsidiaries (the "BPOMS PRODUCTS") violates any license or agreement between BPOMS or any of the BPOMS Subsidiaries and any third party or, to BPOMS's knowledge, infringes any Intellectual Property right, moral right or right of publicity or privacy of any other party, and BPOMS has not received notice of any pending or threatened claim or litigation contesting the validity, ownership or right to Utilize any BPOMS Intellectual Property nor, to the knowledge of BPOMS, is there any basis for any such claim under applicable law, nor has BPOMS or any of the BPOMS Subsidiaries received any notice asserting that any BPOMS Intellectual Property or the Utilization thereof conflicts or will conflict with the rights of any other party. Section 4.20(e) of the BPOMS Disclosure Letter sets forth a list of all BPOMS Products.

                  (f) BPOMS and the BPOMS Subsidiaries have timely and satisfactorily fulfilled their respective obligations under all material agreements pursuant to which BPOMS or any of the BPOMS Subsidiaries, as the case may be, has agreed to program, design or develop on behalf of a third party, whether for original use or for porting or conversion (for use on a different hardware platform or in a different language), any software products or any part thereof, except where the failure to so comply would not reasonably be expected to have a BPOMS Material Adverse Effect.

                  (g) Except as set forth in Section 4.20(g) of the BPOMS Disclosure Letter, to the extent that any work, invention, or material has been developed or created by a third party for BPOMS or any of the BPOMS Subsidiaries, to BPOMS's knowledge, BPOMS and each of the BPOMS Subsidiaries has a written agreement with such third party with respect thereto and BPOMS and each of the BPOMS Subsidiaries thereby has obtained ownership of, and is the exclusive owner of, or has a valid license to use, all BPOMS Intellectual Property in such work, material or invention by operation of law or by valid assignment or by agreement, as the case may be.

                  (h) Section 4.20(h) of the BPOMS Disclosure Letter lists all material contracts, licenses and agreements to which BPOMS or any of the BPOMS Subsidiaries is a party that are currently in effect (i) with respect to BPOMS Intellectual Property licensed or offered to any third party; or (ii) pursuant to which a third party has licensed or transferred any Intellectual Property to BPOMS or any of the BPOMS Subsidiaries. Except as set forth in Section 4.20(h) of the BPOMS Disclosure Letter, neither BPOMS nor any of the BPOMS Subsidiaries has transferred ownership of, or granted any license with respect to, any BPOMS Intellectual Property, to any third party.

                  (i) Except as set forth in Section 4.20(i) of the BPOMS Disclosure Letter, the contracts, licenses and agreements listed in
         Section 4.20(h) are in full force and effect to BPOMS's knowledge. The consummation of the transactions contemplated by this Agreement will not violate or result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses and agreements listed in Section 4.20(i) and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any rights of BPOMS to any BPOMS Intellectual Property or impair the right of BPOMS or any of the BPOMS Subsidiaries or the Surviving Corporation to Utilize any BPOMS Intellectual Property or portion thereof. BPOMS and each of the BPOMS Subsidiaries is in material compliance with, and has not materially breached any term any of such contracts, licenses and agreements listed in Section 4.20(i) and, to the knowledge of BPOMS, all other parties to such contracts, licenses and agreements listed in Section 4.20(i) are in compliance with, and have not breached any term of, such contracts, licenses and agreements. Except as set forth in Section 4.20(i) of the BPOMS Disclosure Letter, following the Effective Time, the Surviving Corporation will be permitted to exercise all of BPOMS's and each of the BPOMS Subsidiaries', if any, rights under the contracts, licenses and agreements listed in Section 4.20(h) to the same extent BPOMS and such BPOMS Subsidiary would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional funds other than ongoing fees, royalties or payments which BPOMS or such BPOMS Subsidiary would otherwise be required to pay.

                  (j) [Reserved.]

                  (k) Except as set forth in Section 4.20(k) of the BPOMS Disclosure Letter, (a) BPOMS and each of the BPOMS Subsidiaries (including each of their executive officers, directors and, to the knowledge of BPOMS, employees) has not received any notice or claim (whether written, oral or otherwise) challenging BPOMS's ownership or rights in the BPOMS Intellectual Property or claiming that any other Person or entity has any legal or beneficial ownership with respect thereto; (b) all the BPOMS Intellectual Property rights owned by BPOMS and embodied in its products are, to BPOMS's knowledge, legally valid and enforceable without any material qualification, limitation or restriction on their use, and BPOMS has not received any notice or claim (whether written or oral) challenging the validity or enforceability of any of the BPOMS Intellectual Property rights; and
         (c) to BPOMS's knowledge, no third party is infringing or misappropriating any part of the BPOMS Intellectual Property.

                  (l) BPOMS and each of the BPOMS Subsidiaries has taken reasonable and practicable measures designed to protect their respective rights in their respective confidential information and trade secrets or any trade secrets or confidential information of third parties provided to BPOMS or any of the BPOMS Subsidiaries. None of BPOMS or any of the BPOMS Subsidiaries, or any employees or, to BPOMS's knowledge, consultants of BPOMS or any of the BPOMS Subsidiaries, has permitted any such confidential information or trade secrets to be used, divulged or appropriated for the benefit of Persons to the material detriment of BPOMS or any of the BPOMS Subsidiaries.

                  (m) Section 4.20(m) of the BPOMS Disclosure Letter sets forth a list of all Internet domain names used by BPOMS in its business (collectively, the "DOMAIN NAMES"). BPOMS has, and after the Effective Time, to BPOMS's knowledge, the Surviving Corporation will have, a valid registration and all material rights (free of any material restriction) in and to the Domain Names, including, without limitation, all rights necessary to continue to conduct BPOMS's business as it is currently conducted.

                  (n) Neither BPOMS nor any of the BPOMS Subsidiaries is or has been a party to any Government Contract relating to or affecting ownership or Utilization of any BPOMS Intellectual Property. For purposes of this paragraph, the term "GOVERNMENT CONTRACT" means any Government Prime Contract, Government Subcontract, Bid or Teaming Agreement. "GOVERNMENT PRIME CONTRACT" means any prime contract, basic ordering agreement, letter contract, purchase order, delivery order, change, arrangement or other commitment of any kind, on which final payment has not been made, between a party and either the U.S. Government or a State Government. "GOVERNMENT SUBCONTRACT" means any subcontract, basic ordering agreement, letter subcontract, purchase order, delivery order, change, arrangement, or other commitment of any kind, on which final payment has not been made, between a party and any prime contractor to either the U.S. Government or a State Government or any subcontractor with respect to a Government Prime Contract. "STATE GOVERNMENT" means any state, territory or possession of the United States or any department, agency or instrumentality thereof, or any department or agency of any of the above with statewide jurisdiction and responsibility, or any municipal or local government, department, agency or instrumentality. "TEAMING AGREEMENT" has same meaning as the term "contractor team arrangement(s)" as defined in the Federal Acquisition Regulation (FAR) Subpart 9.601. "U.S. GOVERNMENT" means the United States Government or any department, agency or instrumentality thereof.

                  Section 4.21 ANTI-TAKEOVER PLAN.

         Neither BPOMS nor any BPOMS Subsidiary has in effect any plan, scheme, device or arrangement, commonly or colloquially known as a "poison pill" or, an "anti-takeover" plan or any similar plan, scheme, device or arrangement.

                  Section 4.22 SHAREHOLDER VOTE REQUIRED.

         The only vote of the holders of any class or shares of capital stock of BPOMS necessary to approve the Merger and the transactions contemplated by this Agreement is (i) the affirmative vote of holders of a majority of the outstanding BPOMS Common Stock, (ii) the affirmative vote of the holders of a majority of the outstanding BPOMS Series A Preferred Shares, and (iii) the affirmative vote of the holders of a majority of the outstanding BPOMS Series B Preferred Shares. BPOMS has obtained the required votes described in this
Section 4.22 and timely complied with its obligations under Section 262 of the DGCL.

                  Section 4.23 UNDISCLOSED LIABILITIES.

         Except as and to the extent reflected, reserved against or otherwise disclosed in the BPOMS Financials (including the notes thereto) or as set forth in Section 4.23 of the BPOMS Disclosure Letter, to BPOMS's knowledge, neither BPOMS nor any BPOMS Subsidiary has any liabilities or obligations of any kind, whether accrued, absolute, asserted or unasserted, contingent or otherwise, whether or not such liabilities would have been required to be reflected in a balance sheet prepared in accordance with GAAP consistently applied, which would have, individually or in the aggregate, a BPOMS Material Adverse Effect.

                  Section 4.24 INSURANCE.

         BPOMS maintains, and has maintained or caused to be maintained, without interruption, during its existence, policies or binders of insurance covering such risk, and events, including personal injury, property damage, errors and omissions and general liability in amounts BPOMS reasonably believes adequate for its business and operations, and its current insurance policies (other than directors' and officers' insurance) will not terminate due to the consummation of the Merger. Section 4.24 of the BPOMS Disclosure Letter sets forth a summary of all current insurance policies (including, without limitation, limits, deductibles and terms) maintained by BPOMS and the BPOMS Subsidiaries.

                  Section 4.25 TAX TREATMENT.

         Neither BPOMS nor any of the BPOMS Subsidiaries has taken any action or engaged in any activities that would preclude the treatment of the Merger as a reorganization under Section 368(a) of the Code. In addition, neither BPOMS nor any of the BPOMS Subsidiaries has any plan or intention to take any action or engage in any activities that would preclude the treatment of the Merger as a reorganization under Section 368(a) of the Code.

                  Section 4.26 RELATIONSHIPS WITH SUPPLIERS, LICENSORS AND CUSTOMERS.

         No current distributor, customer of or supplier to BPOMS or any of the BPOMS Subsidiaries has notified BPOMS or such BPOMS Subsidiary of an intention to terminate or substantially alter its existing business relationship with BPOMS or such BPOMS Subsidiary, nor has any licensor under a license agreement with BPOMS or any of the BPOMS Subsidiaries notified BPOMS or such BPOMS Subsidiary of an intention to terminate or substantially alter BPOMS's or such BPOMS Subsidiary's rights under such license, which termination or alteration would have a BPOMS Material Adverse Effect.


                                    ARTICLE 5

              REPRESENTATIONS AND WARRANTIES OF NGRU AND MERGER SUB

         NGRU and Merger Sub hereby represent and warrant to BPOMS as follows, except as set forth in the written disclosure letter delivered at or prior to the execution hereof to BPOMS (the "NGRU DISCLOSURE Letter"). The NGRU Disclosure Letter shall be arranged in sections or subsections corresponding to the number and lettered sections and subsections contained in this Article 5. The disclosures in any section or subsection of the NGRU Disclosure Letter shall qualify the correspondingly numbered representation and warranty and such other representations and warranties in this Article 5 to the extent it is reasonably clear from a reading of the disclosure that such disclosure is applicable to such other representations and warranties.

                  Section 5.1 ORGANIZATION; GOOD STANDING; AUTHORITY; COMPLIANCE WITH LAW.

                  (a) NGRU is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of NGRU and Merger Sub has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted. NGRU is duly licensed or qualified and is in good standing to transact business as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or in which the nature of its business makes such qualification or licensing necessary, except where the failure to be so licensed or qualified would not have, individually or in the aggregate, a NGRU Material Adverse Effect. For purposes of this Agreement, a "NGRU MATERIAL ADVERSE EFFECT," means a material adverse effect on the business, assets (including intangible assets), financial condition or results of operations of NGRU and its Subsidiaries, taken as a whole; provided that any actual or anticipated failure to maintain NGRU's Nasdaq listing or obtain a new listing shall not be considered in determining whether a NGRU Material Adverse Effect has occurred or is likely to occur.

                  (b) Each of the Subsidiaries of NGRU (the "NGRU SUBSIDIARIES") is a corporation, partnership or limited liability company duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, has the corporate, partnership or limited liability company power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have, individually or in the aggregate, a NGRU Material Adverse Effect. Except for a nominal amount of shares of NGRU Subsidiaries in India held by Indian residents pursuant to applicable law, each of the NGRU Subsidiaries is wholly-owned, directly or indirectly, by NGRU. Except for its interests in the NGRU Subsidiaries, neither NGRU nor any NGRU Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity (other than investments in short term investment securities).

                  (c) Except as described in the NGRU SEC Documents (as defined in Section 5.25), the business of NGRU and the NGRU Subsidiaries has been operated in compliance with all laws, ordinances, regulations and orders of all governmental entities, except for violations which would not have, individually or in the aggregate, a NGRU Material Adverse Effect. NGRU and the NGRU Subsidiaries have all Government Approvals of all Governmental Agencies, required by law with respect to the operation of their businesses, except those the absence of which would not, individually or in the aggregate, have a NGRU Material Adverse Effect or prevent or delay consummation of the Merger. All such Government Approvals are in full force and effect, and NGRU and the NGRU Subsidiaries are in compliance with all conditions and requirements of the Government Approvals and with all rules and regulations relating thereto other than failures that would not have a NGRU Material Adverse Effect. NGRU has not received any notices of violations of any Federal, state and local laws, regulations and ordinances relating to its business, operations or assets which, if it were determined that a violation had occurred, would have a NGRU Material Adverse Effect.

                  (d) The Certificate of Incorporation or other charter documents and Bylaws (and in each such case, all amendments thereto) of NGRU are described in the NGRU SEC Documents, and true and correct copies have previously been delivered or made available to BPOMS and its counsel.

                  Section 5.2 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS.

         NGRU and Merger Sub each has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. To the extent required by law, the Board of Directors of each of NGRU and Merger Sub have approved this Agreement, the Merger, and the transactions contemplated by this Agreement. The execution by NGRU and Merger Sub of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite action on the part of NGRU and Merger Sub, subject to the approvals described in
Section 6.2. This Agreement constitutes the valid and legally binding obligation of NGRU and Merger Sub, enforceable against NGRU and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

                  Section 5.3 CAPITALIZATION.

                  (a) The authorized capital stock of NGRU consists of 150,000,000 shares of NGRU Common Stock and 5,000,000 shares of preferred stock, $0.01 par value (the "NGRU PREFERRED SHARES"). As of the date hereof, there are 19,235,041 shares of NGRU Common Stock issued and outstanding and zero NGRU Preferred Shares issued and outstanding. All such outstanding shares of NGRU are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. The authorized capital stock of Merger Sub consists of 100 shares of common stock, par value $0.01. As of the date hereof, 100 shares of common stock of Merger Sub are issued and outstanding, fully paid and non-assessable and owned by NGRU. Except as described in the NGRU SEC Documents or as called for by this Agreement, NGRU has no outstanding bonds, debentures, notes or other obligations the holders of which have or upon the happening of certain events would have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of NGRU on any matter. Except as described in the NGRU SEC Documents or as called for in this Agreement or the employment agreements contemplated to be entered into with Bruce Nelson and Koushik Dutta prior to the Closing Date, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements, stock appreciation rights or similar derivative securities or instruments or commitments which obligate NGRU to issue, transfer or sell any Shares of NGRU Common Stock or make any payments in lieu thereof other than options granted to employees, directors and consultants after the date of the most recent SEC Report.

                  (b) The shares of NGRU Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid and unassessable and free of preemptive rights of any nature.

                  (c) Section 5.3(c) of the NGRU Disclosure Letter describes NGRU's outstanding and effective employee or director stock purchase or option plans, each of which has been approved and adopted by the Board of Directors of NGRU and approved by the stockholders of NGRU.

                  Section 5.4 NO VIOLATION.

         Neither the execution and delivery by NGRU and Merger Sub of this Agreement nor the consummation by NGRU and Merger Sub of the transactions contemplated by this Agreement in accordance with its terms will: (i) conflict with or result in a breach of any provisions of NGRU's or Merger Sub's respective certificate of incorporation or by-laws; (ii) violate, result in a breach of any provision of, or constitute a default under, or require any approval or consent under or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by or result in a material adverse change to, or result in the creation of any lien, security interest, charge or encumbrance upon any of NGRU's or Merger Sub's properties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument to which NGRU or Merger Sub is a party, or by which NGRU or Merger Sub or any of their properties is bound or affected, except for any of the foregoing matters in this clause which, individually or in the aggregate, would not have a NGRU Material Adverse Effect; (iii) contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, injunction, order or decree binding upon or applicable to NGRU or Merger Sub; or (iv) other than the filings provided for in this Agreement and the Regulatory Filings, require any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority which has not been obtained or made, except where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not have a NGRU Material Adverse Effect.

                  Section 5.5 TAX TREATMENT.

         Neither NGRU nor Merger Sub has taken any action or engaged in any activities that would preclude the treatment of the Merger as a reorganization under Section 368(a) of the Code. In addition, neither NGRU nor Merger Sub has any plan or intention to take any action or engage in any activities that would preclude the treatment of the Merger as a reorganization under Section 368(a) of the Code.

                  Section 5.6 [Reserved].

                  Section 5.7 [Reserved].

                  Section 5.8 LITIGATION.

         Except as set forth in Section 5.8 of the NGRU Disclosure Letter, there are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which NGRU or any NGRU Subsidiary is a party or by which any of its properties or assets are bound or likely to be affected and

(ii) no actions, suits or proceedings pending against NGRU or any NGRU Subsidiary as to which any of their respective properties or assets are subject or, to the knowledge of NGRU threatened against NGRU or any NGRU Subsidiary or to which any of their respective properties or assets are subject, at law or in equity, that in each such case could, individually or in the aggregate, have an NGRU Material Adverse Effect.

                  Section 5.9 ABSENCE OF CERTAIN CHANGES.

         Except as set forth in the NGRU Disclosure Letter or the NGRU SEC Documents, since March 31, 2006, NGRU and the NGRU Subsidiaries have conducted their business only in the ordinary course of such business and consistent with past practices and there has not been any:

                  (a) NGRU Material Adverse Effect;

                  (b) amendment or change in the Certificate of Incorporation or By-Laws of NGRU or any of the NGRU Subsidiaries; other than as contemplated in this Agreement;

                  (c) incurrence, creation or assumption by NGRU or any of the NGRU Subsidiaries of (i) any mortgage, deed of trust, security interest, pledge, lien, title retention device, collateral assignment, claim, charge, restriction or other encumbrance of any kind on any of the assets or properties of NGRU or any of the NGRU Subsidiaries; or
         (ii) any obligation or liability of any indebtedness for borrowed money;

                  (d) issuance or sale of any debt or equity securities of NGRU or any of its Subsidiaries, or the issuance or grant of any options, warrants or other rights to acquire from NGRU or any NGRU Subsidiaries, directly or indirectly, any debt or equity securities of NGRU or any of its Subsidiaries, other than the granting of stock options to employees, directors and consultants and other than upon exercise of then outstanding options and warrants;

                  (e) payment or discharge by NGRU or any of the NGRU Subsidiaries of any security interest, lien, claim, or encumbrance of any kind on any asset or property of NGRU or any of the NGRU Subsidiaries, or the payment or discharge of any liability that was not either shown or reflected in the NGRU SEC Documents or incurred in the ordinary course of NGRU's business after March 31, 2006 in an amount in excess of $50,000 for any single liability to a particular creditor;

                  (f) purchase, license, sale, assignment or other disposition or transfer, or any agreement or other arrangement for the purchase, license, sale, assignment or other disposition or transfer, of any of the assets, properties or goodwill of NGRU other than a license or sale of any product or products of NGRU or any of the NGRU Subsidiaries made in the ordinary course of NGRU's business and other than as contemplated in connection with the NGRU Divestiture;

                  (g) damage, destruction or loss of any property or asset, whether or not covered by insurance, having (or likely with the passage of time to have) a NGRU Material Adverse Effect;

                  (h) declaration, setting aside or payment of any dividend on, or the making of any other distribution in respect of, the capital stock of NGRU, any split, combination or recapitalization of the capital stock of NGRU or any direct or indirect redemption, purchase or other acquisition of the capital stock of NGRU or any change in any rights, preferences, privileges or restrictions of any outstanding security of NGRU, other than the NGRU Dividend and the Reverse Split;

                  (i) except as provided in the employment agreements contemplated to be entered into with Bruce Nelson and Koushik Dutta prior to the Closing Date, increase in the compensation payable or to become payable to any of the officers, directors, or employees of NGRU or any of the NGRU Subsidiaries, or any bonus or pension, insurance or other benefit payment or arrangement (including without limitation stock awards, stock option grants, stock appreciation rights or stock option grants) made to or with any of such officers, employees or agents;

                  (j) obligation or liability incurred by NGRU or any of the NGRU Subsidiaries to any of its officers, directors or stockholders except for normal and customary compensation and expense allowances payable to officers in the ordinary course of NGRU's business consistent with past practice;

                  (k) making by NGRU or any of the NGRU Subsidiaries of any loan, advance or capital contribution to, or any investment in, any officer, director or stockholder of NGRU or any NGRU Subsidiary or any firm or business enterprise in which any such Person had a direct or indirect material interest at the time of such loan, advance, capital contribution or investment;

                  (l) entering into, amendment of, relinquishment, termination or non-renewal by NGRU or any NGRU Subsidiary of any contract, lease, transaction, commitment or other right or obligation other than in the ordinary course of its business or any written or oral indication or assertion by the other party thereto of any material problems with NGRU's or any NGRU Subsidiary's services or performance under such contract, lease, transaction, commitment or other right or obligation or of such other party's demand to amend, terminate or not renew any such contract, lease, transaction, commitment or other right or obligation;

                  (m) material change in the manner in which NGRU or any NGRU Subsidiary extends discounts, credits or warranties to customers or otherwise deals with its customers;

                  (n) entering into by NGRU or any of the NGRU Subsidiaries of any transaction, contract or agreement that by its terms requires or contemplates a required minimum current and/or future financial commitment, expenses (inclusive of overhead expenses) or obligation on the part of NGRU or any of the NGRU Subsidiaries involving in excess of $50,000 (provided that the amount of such financial commitments and expenses for all such transactions, contracts or agreements does not exceed $150,000 in the aggregate, excluding legal and accounting fees associated with this Agreement and the transactions contemplated hereby and fees described in Section 5.15) or that is not entered into in the ordinary course of NGRU's business, or the conduct of any business or operations by NGRU or any NGRU Subsidiary that is other than in the ordinary course of NGRU's or such NGRU Subsidiary's business; or

                  (o) license, transfer or grant of a right under any NGRU Intellectual Property (as defined in Section 5.18 below), other than those licensed, transferred or granted in the ordinary course of business consistent with its past practices.

                  Section 5.10 OWNERSHIP OF BPOMS SHARES.

         As of the date hereof, and during the three (3) year period immediately preceding the date hereof, neither NGRU nor, to NGRU's knowledge, any affiliate or associate (as defined in Section 203 of the DGCL) thereof, is an "interested stockholder" of BPOMS within the meaning of Section 203 of the DGCL.

                  Section 5.11 TAXES.

         Except as set forth in Section 5.11 of the NGRU Disclosure Letter or where such failure would not have, individually or in the aggregate, a NGRU Material Adverse Effect:

                  (a) NGRU and each of the NGRU Subsidiaries has paid or caused to be paid all Taxes, owed or accrued by it and due and payable through the date hereof (including any Taxes payable pursuant to Treasury Regulation ss.1.1502-6 (and any similar state, local or foreign provision)).

                  (b) NGRU and each of the NGRU Subsidiaries has timely filed all Tax Returns required to be filed by any of them through the date hereof, and all such returns accurately set forth the amount of any Taxes relating to the applicable period.

                  (c) NGRU and each of the NGRU Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other party.

                  (d) The financial statements included in the NGRU SEC Documents reflect adequate reserves for Taxes payable by NGRU and each NGRU Subsidiary for all taxable periods and portions thereof through the date of such financial statements.

                  (e) Since March 31, 2006, each of NGRU and the NGRU Subsidiaries has made sufficient accrual for Taxes in accordance with GAAP with respect to periods for which Tax Returns have not been filed.

                  (f) There are no outstanding agreements, waivers or arrangements extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, Taxes due from NGRU or any NGRU Subsidiary for any taxable period and there have been no deficiencies proposed, assessed or asserted for such Taxes.

                  (g) There are no closing agreements that could affect Taxes of NGRU or any NGRU Subsidiary for periods after the Effective Time pursuant to Section 7121 of the Code or any similar provision under state, local or foreign tax laws.

                  (h) No audit or other proceedings by any court, governmental or regulatory authority or similar authority has occurred, been asserted or is pending and none of NGRU or any NGRU Subsidiary has received notice that any such audit or proceeding may be commenced.

                  (i) No election has been made or filed by or with respect to, and no consent to the application of, Section 341(f)(2) of the Code has been made by or with respect to, NGRU, any NGRU Subsidiary or any of their properties or assets.

                  (j) None of NGRU or any NGRU Subsidiary has agreed to, or filed application for, or is required, to make any changes or adjustment to its accounting method.

                  (k) There is no contract, agreement, plan or arrangement covering any Person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by NGRU or any NGRU Subsidiary by reason of Section 280G or Section 162(m) of the Code.

                  Section 5.12 BOOKS AND RECORDS.

                  (a) The books of account and other financial records of NGRU and each of the NGRU Subsidiaries are true, complete and correct in all material respects, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the NGRU SEC Documents.

                  (b) The minute books and other records of NGRU and each of the NGRU Subsidiaries contain accurate records of all meetings and accurately reflect all other action of the stockholders and Board of Directors and any committees of the Board of Directors of NGRU and each of the NGRU Subsidiaries.

                  Section 5.13 PROPERTIES.

                  (a) Section 5.13(a) of the NGRU Disclosure Letter sets forth a list of all real property currently owned or leased by NGRU or any of the NGRU Subsidiaries, and, with respect to all real property currently leased by NGRU or any of the NGRU Subsidiaries, the name of the lessor, the date of the lease and each amendment thereto and the aggregate annual rental and/or other fees payable under any such lease. All such current leases are, to the knowledge of NGRU, in full force and effect, are valid and effective in accordance with their respective terms, and there is not to the knowledge of NGRU any existing material default or event of default under any such lease (or event which with notice or lapse of time, or both, would constitute such a material default).

                  (b) NGRU and each of the NGRU Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any liens, except as reflected in the NGRU SEC Documents or in Section 5.13(b) of the NGRU Disclosure Letter and except for liens for taxes not yet due and payable and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

                  Section 5.14 ENVIRONMENTAL MATTERS.

         Except as set forth in Section 5.14 of the NGRU Disclosure Letter, neither NGRU nor any of the NGRU Subsidiaries is in violation of any Environmental Laws which violation could reasonably be expected to result in a NGRU Material Adverse Effect. Except as set forth in Section 5.14 of the NGRU Disclosure Letter, neither NGRU, any of the NGRU Subsidiaries, nor, to the knowledge of NGRU, any third party, has used, released, discharged, generated, manufactured, produced, stored, or disposed of in, on, or under or about its owned or leased property or other assets, or transported thereto or therefrom, any hazardous substances or hazardous wastes, including asbestos, lead and petroleum, during the period of NGRU's or the NGRU Subsidiary's ownership or lease of such property in a manner that could reasonably be expected to subject NGRU or any NGRU Subsidiary to a material liability under the Environmental Laws. None of NGRU or any of the NGRU Subsidiaries has received written notice from any governmental authority that any property owned or leased by NGRU or any of the NGRU Subsidiaries is in violation of any Environmental Laws. There is no pending civil, criminal or administrative suit or other legal proceeding against NGRU or any of the NGRU Subsidiaries with respect to any Environmental Laws. NGRU has provided BPOMS complete copies of all environmental reports, assessments and studies in NGRU's possession and control with respect to properties owned or leased by NGRU or any NGRU Subsidiary.

                  Section 5.15 NO BROKERS.

         Neither NGRU nor Merger Sub has entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of such entity or BPOMS to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, except as set forth in the NGRU Disclosure Letter. Except as set forth in the NGRU Disclosure Letter, neither NGRU nor Merger Sub is aware of any claim for payment directly by NGRU or Merger Sub of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

                  Section 5.16 RELATED PARTY TRANSACTIONS.

         Except as set forth in the NGRU SEC Documents, or the NGRU Disclosure Letter, since March 31, 2006, no event has occurred that would be required to be reported by NGRU pursuant to Item 404 of Regulation S-B promulgated under the Securities Act.

                  Section 5.17 EMPLOYEE MATTERS AND BENEFIT PLANS.

                  (a) Section 5.17(a) of the NGRU Disclosure Letter contains an accurate and complete list of each NGRU Employee Plan (including for each such plan a description of any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement of the value of any of the benefits of which will be calculated on the basis of any transactions contemplated by this

         Agreement) and each Employee Agreement of NGRU. Except as set forth in
         Section 5.17(a) of the NGRU Disclosure Letter, neither NGRU nor any of the NGRU Subsidiaries or Affiliates has any announced plan or commitment, whether legally binding or not, to establish any new Employee Plan or Employee Agreement, to modify any Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Employee Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to BPOMS in writing, or as required by this Agreement), or to enter into any Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

                  (b) NGRU has provided or made available to BPOMS correct and complete copies of all material documents embodying or relating to each NGRU Employee Plan and Employee Agreement including: (i) all amendments thereto and written interpretations thereof; (ii) the most recent annual actuarial valuations, if any, prepared for each NGRU Employee Plan; (iii) the three most recent annual reports (Series 5500 and all schedules thereto), if any, required under ERISA or the Code in connection with each NGRU Employee Plan or related trust; (iv) if the NGRU Employee Plan is funded, the most recent annual and periodic accounting of Employee Plan assets; (v) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each NGRU Employee Plan; (vi) all IRS determination letters and rulings relating to NGRU Employee Plans and copies of all applications and correspondence to or from the IRS or DOL with respect to any NGRU Employee Plan; and (vii) all communications material to any Employee or Employees relating to any NGRU Employee Plan and any proposed NGRU Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to NGRU or any NGRU Subsidiary.

                  (c) (i) Except as set forth in Section 5.17(c) of the NGRU Disclosure Letter, NGRU and each of the NGRU Subsidiaries and Affiliates has performed in all material respects all obligations required to be performed by them under each NGRU Employee Plan, and each NGRU Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no "prohibited transaction," within the meaning of Section 4975 of the Code or Section 406 of ERISA for which no class or statutory exemption is available, has occurred with respect to any NGRU Employee Plan; (iii) there are no material actions, suits or claims pending or, to the knowledge of NGRU, threatened or anticipated (other than routine claims for benefits) against any NGRU Employee Plan or against the assets of any NGRU Employee Plan; (iv) such NGRU Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to NGRU or any of the NGRU Subsidiaries or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event); (v) there are no audits, inquiries or proceedings pending or, to the knowledge of NGRU, threatened by the IRS or DOL with respect to any NGRU Employee Plan; (vi) neither NGRU nor any of the NGRU Subsidiaries is subject to any penalty or tax with respect to any NGRU Employee Plan under Section 402(i) of ERISA or Section 4975 through 4980 of the Code;

         and (vii) all contributions, including any top heavy contributions, required to be made prior to the Closing by NGRU or any ERISA Affiliate to any Employee Plan have been made or shall be made on or before the Closing Date.

                  (d) Neither NGRU nor any of the NGRU Subsidiaries or Affiliates currently maintain, sponsor, participate in or contribute to, nor have they ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

                  (e) At no time has NGRU or any of the NGRU Subsidiaries or Affiliates contributed to or been requested or obligated to contribute to any Multiemployer Plan.

                  (f) Except as set forth in Section 5.17(f) of the NGRU Disclosure Letter or as required by local, state or federal law, no Employee Plan or any other Employment Agreement to which NGRU is a party provides, or is required to provide, life insurance, medical or other employee benefits to any Employee upon his or her retirement or termination of employment for any reason, and NGRU and each of the NGRU Subsidiaries has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment.

                  (g) The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any NGRU Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any NGRU Employee, except as set forth in Schedule 5.17(g) of the NGRU Disclosure Letter.

                  (h) NGRU and each of the NGRU Subsidiaries (i) is in compliance in all respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees except as would not have an NGRU Material Adverse Effect; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to Employees; (iii) is not liable for any arrears of wages of any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice).

                  (i) No work stoppage or labor strike against NGRU or any NGRU Subsidiary is pending or, to the knowledge of NGRU, threatened. Neither NGRU nor any of the NGRU Subsidiaries is involved in or, to the knowledge of NGRU, threatened with, any labor dispute, grievance, administrative proceeding or litigation relating to labor, safety, employment practices or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, have a NGRU Material Adverse Effect. Neither NGRU nor any of the NGRU Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act which would, individually or in the aggregate, directly or indirectly have a NGRU Material Adverse Effect. Neither NGRU nor any of the NGRU Subsidiaries or Affiliates has ever been a party to any agreement with any labor organization or union, and none of the NGRU Employees are represented by any labor organization or union, nor have any NGRU Employees threatened to organize or join a union or filed a petition for representation with the National Labor Relations Board.

                  (j) Section 5.17(j) of the NGRU Disclosure Letter sets forth
         (i) the aggregate amounts of bonus and severance payments that could be payable to Employees of NGRU under existing Employee Agreements or Employee Plans on account of the transactions contemplated by this Agreement (without regard to termination of employment), and (ii) the aggregate amounts of severance obligations that could be payable to Employees of NGRU under existing Employee Agreements and Employee Plans on account of terminations of employment following the Effective Time, separately stating the amounts that are payable by reason of a termination following a change of control of NGRU.

                  Section 5.18 INTELLECTUAL PROPERTY.

                  (a) Section 5.18(a) of the NGRU Disclosure Letter lists all material proceedings or actions known to NGRU before any court, tribunal (including the PTO or equivalent authority anywhere in the world) related to any Intellectual Property owned by, or licensed to, or controlled by NGRU or any of the NGRU Subsidiaries (the "NGRU INTELLECTUAL PROPERTY"). No NGRU Intellectual Property is the subject of any outstanding decree, order, judgment, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by NGRU or any of the NGRU Subsidiaries, or which may affect the validity, use or enforceability of any NGRU Intellectual Property.

                  (b) Section 5.18(b) of the NGRU Disclosure Letter lists all United States, international and foreign: (a) patents and patent applications (including provisional applications); (b) registered trademarks and service marks, applications to register trademarks or service marks, intent to use applications, or other registrations or applications related to trademarks or service marks; and (c) registered copyrights and applications for copyright registration owned by NGRU (collectively, the "NGRU REGISTERED INTELLECTUAL PROPERTY"). With respect to each item of NGRU Registered Intellectual Property, all material registration, maintenance and renewal fees necessary in connection with such NGRU Registered Intellectual Property have been made and all material documents and certificates necessary in connection with such NGRU Registered Intellectual Property have been filed with the relevant patent, trademark or copyright authorities in the United States or other jurisdictions for the purposes of maintaining such NGRU Registered Intellectual Property.

                  (c) NGRU and each NGRU Subsidiary has the right to prevent others from using, marketing, distributing, selling or licensing all NGRU Intellectual Property used in its business as presently conducted and as it is expected to be conducted as of the Effective Time, including without limitation, all Intellectual Property used or to be used in the NGRU Products (as defined below), and such rights to Utilize are sufficient for such conduct of their respective businesses.

                  (d) To NGRU's knowledge, neither the manufacture, development, publication, marketing, license, sale, distribution or use intended by NGRU or any of the NGRU Subsidiaries of any NGRU Intellectual Property currently being licensed, produced or sold by NGRU or any of the NGRU Subsidiaries or currently under development or consideration by NGRU or any of the NGRU Subsidiaries (the "NGRU PRODUCTS") violates any license or agreement between NGRU or any of the NGRU Subsidiaries and any third party or, to NGRU's knowledge, infringes any Intellectual Property right, moral right or right of publicity or privacy of any other party, and, except as set forth in Section 5.18(d) of the Disclosure Letter, NGRU has not received notice of any pending or threatened claim or litigation contesting the validity, ownership or right to Utilize any NGRU Intellectual Property nor, to the knowledge of NGRU, is there any basis for any such claim under applicable law, nor has NGRU or any of the NGRU Subsidiaries received any notice asserting that any NGRU Intellectual Property or Utilization thereof conflicts or will conflict with the rights of any other party. Section 5.18(d) of the NGRU Disclosure Letter sets forth a list of all NGRU Products.

                  (e) NGRU and the NGRU Subsidiaries have timely and satisfactorily fulfilled their respective obligations under all material agreements pursuant to which NGRU or any of the NGRU Subsidiaries, as the case may be, has agreed to program, design or develop on behalf of a third party, whether for original use or for porting or conversion (for use on a different hardware platform or in a different language), any software products or any part thereof, except where the failure to so comply would not reasonably be expected to have a NGRU Material Adverse Effect.

                  (f) Except as set forth in Section 5.18(f) of the NGRU Disclosure Letter, to the extent that any work, invention, or material has been developed or created by a third party for NGRU or any of the NGRU Subsidiaries, to NGRU's knowledge, NGRU and each of the NGRU Subsidiaries has a written agreement with such third party with respect thereto and NGRU and each of the NGRU Subsidiaries thereby has obtained ownership of, and is the exclusive owner of, or has a valid license to use, all NGRU Intellectual Property in such work, material or invention by operation of law or by valid assignment or by agreement, as the case may be.

                  (g) Section 5.18(g) of the NGRU Disclosure Letter lists all material contracts, licenses and agreements to which NGRU or any of the NGRU Subsidiaries is a party that are currently in effect (i) with respect to NGRU Intellectual Property licensed or offered to any third party; or (ii) pursuant to which a third party has licensed or transferred any Intellectual Property to NGRU or any of the NGRU Subsidiaries. Except as set forth in Section 5.18(g) of the NGRU Disclosure Letter, neither NGRU nor any of the NGRU Subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any NGRU Intellectual Property, to any third party.

                  (h) Except as set forth in Section 5.18(h) of the NGRU Disclosure Letter, the contracts, licenses and agreements listed in
         Section 5.18(h) are in full force and effect to NGRU's knowledge. The consummation of the transactions contemplated by this Agreement will not violate or result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses and agreements listed in Section 5.18(h) and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any rights of NGRU to any NGRU Intellectual Property or impair the right of NGRU or any of the NGRU Subsidiaries to Utilize any NGRU Intellectual Property or portion thereof (other than that part of NGRU Intellectual Property being sold or transferred as part of the NGRU Divestiture). NGRU and each of the NGRU Subsidiaries is in material compliance with, and has not materially breached any term any of such contracts, licenses and agreements listed in Section 5.18(h) and, to the knowledge of NGRU, all other parties to such contracts, licenses and agreements listed in Section 5.18(h) are in compliance with, and have not breached any term of, such contracts, licenses and agreements. Except as set forth in Section 5.18(h) of the NGRU Disclosure Letter, following the Effective Time NGRU and each of the NGRU Subsidiaries will be permitted to exercise all of NGRU's and each of the NGRU Subsidiaries', if any, respective rights under the contracts, licenses and agreements listed in Section 5.18(h) to the same extent NGRU and such NGRU Subsidiary would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional funds other than ongoing fees, royalties or payments which NGRU or such NGRU Subsidiary would otherwise be required to pay.

                  (i) [Reserved]

                  (j) Except as set forth in Section 5.18(j) of the NGRU Disclosure Letter, (a) NGRU and each of the NGRU Subsidiaries (including each of their executive officers, directors and, to the knowledge of NGRU, employees) has not received any notice or claim (whether written, oral or otherwise) challenging NGRU's ownership or rights in the NGRU Intellectual Property or claiming that any other Person or entity has any legal or beneficial ownership with respect thereto; (b) all the NGRU Intellectual Property rights owned by NGRU and embodied in its products are, to NGRU's knowledge, legally valid and enforceable without any material qualification, limitation or restriction on their use, and NGRU has not received any notice or claim (whether written or oral) challenging the validity or enforceability of any of the NGRU Intellectual Property rights; and (c) to NGRU's knowledge, no third party is infringing or misappropriating any part of the NGRU Intellectual Property.

                  (k) NGRU and each of the NGRU Subsidiaries has taken reasonable and practicable measures designed to protect their respective rights in their respective confidential information and trade secrets or any trade secrets or confidential information of third parties provided to NGRU or any of the NGRU Subsidiaries. None of NGRU or any of the NGRU Subsidiaries, or any employees or, to NGRU's knowledge, consultants of NGRU or any of the NGRU Subsidiaries, has permitted any such confidential information or trade secrets to be used, divulged or appropriated for the benefit of Persons to the material detriment of NGRU or any of the NGRU Subsidiaries.

                  (l) Section 5.18(l) of the NGRU Disclosure Letter sets forth a list of all Internet domain names used by NGRU in its business (collectively, the "NGRU DOMAIN NAMES"). To NGRU's knowledge, NGRU has a valid registration and all material rights (free of any material restriction) in and to the NGRU Domain Names, including, without limitation, all rights necessary to continue to conduct NGRU's business as it is currently conducted.

                  (m) Neither NGRU nor any of the NGRU Subsidiaries is or has been a party to any Government Contract relating to or affecting ownership or Utilization of any NGRU Intellectual Property.

                  Section 5.19 ANTI-TAKEOVER MATTERS.

         NGRU and Merger Sub have taken all action necessary to exempt the merger and the other transactions contemplated by this Agreement from the operation of any "fair price," "moratorium," "control share acquisition," or other similar anti-takeover statute or regulation enacted under the state or federal laws of the United States, including without limitation, Section 203 of the DGCL. Neither NGRU nor any NGRU Subsidiary has in effect any plan, scheme, device or arrangement commonly or colloquially known as a "poison pill" or an "anti-takeover" plan or any similar plan, scheme, device or arrangement.

                  Section 5.20 VOTE REQUIRED.

         The affirmative vote of the holders of a majority of the shares of NGRU Common Stock entitled to vote at the NGRU Stockholders Meeting is the only vote of the holders of any class or series of NGRU's capital stock necessary to approve the (i) issuance of NGRU Common Stock in the Merger; (ii) the change of control of NGRU for purposes of NASD Rule 4350(i)(B); (iii) the Charter Amendment and the Reverse Split; and the NGRU Divestiture (collectively, the "NGRU STOCKHOLDER VOTE").

                  Section 5.21 UNDISCLOSED LIABILITIES.

         Except as set forth in Section 5.21 of the NGRU Disclosure Letter and except as and to the extent reflected, reserved against or otherwise disclosed in NGRU's consolidated balance sheet dated March 31, 2006 (including the notes thereto), neither NGRU nor the NGRU Subsidiaries have any liabilities or obligations of any kind, whether accrued, absolute, asserted or unasserted, contingent or otherwise, whether or not such liabilities would have been required to be reflected in a balance sheet prepared in accordance with GAAP consistently applied, which would be reasonably expected to have, individually or in the aggregate, a NGRU Material Adverse Effect.

                  Section 5.22 INSURANCE.

         NGRU maintains, and has maintained or caused to be maintained, without interruption, during its existence, policies or binders of insurance covering such risk, and events, including personal injury, property damage, errors and omissions and general liability in amounts NGRU reasonably believes adequate for its business and operations, and its current insurance policies (other than directors' and officers' insurance) will not terminate due to the consummation of the Merger. Section 5.22 of the NGRU Disclosure Letter sets forth a summary of all current insurance policies (including, without limitation, limits, deductibles and terms) maintained by NGRU and the NGRU Subsidiaries.

                  Section 5.23 RELATIONSHIPS WITH SUPPLIERS, LICENSORS AND CUSTOMERS.

         No current distributor, customer of NGRU or supplier to NGRU or any of the NGRU Subsidiaries has notified NGRU or such NGRU Subsidiary of an intention to terminate or substantially alter its existing business relationship with NGRU or such NGRU Subsidiary, nor has any licensor under a license agreement with NGRU or any of the NGRU Subsidiaries notified NGRU or such NGRU Subsidiary of an intention to terminate or substantially alter NGRU's or such NGRU Subsidiary's rights under such license, which termination or alteration would not be reasonably expected to have a NGRU Material Adverse Effect.

                  Section 5.24 CONTINUITY OF BUSINESS ENTERPRISE.

         It is the present intention of NGRU to continue at least one significant historic business line of BPOMS, or to use at least a significant portion of BPOMS's historic assets in a business, in each case within the meaning of the United States Treasury Regulations Section 1.368-1(d).

                  Section 5.25 SEC FILINGS; FINANCIAL STATEMENTS.

                  (a) NGRU has delivered to BPOMS accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by NGRU with the SEC since March 31, 2003 (the "NGRU SEC DOCUMENTS"), other than such documents that can be obtained on the SEC's website at www.sec.gov. Except as set forth on Section 5.25(a) of the NGRU Disclosure Letter or as would not have a NGRU Material Adverse Effect, all statements, reports, schedules, forms and other documents required to have been filed by NGRU with the SEC have been filed on a timely basis. None of the NGRU Subsidiaries is required to file any documents with the SEC under the Exchange Act. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the NGRU SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the NGRU SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. ss.1350 (Section 906 of the Sarbanes-Oxley Act) relating to the NGRU SEC Documents (collectively, the "CERTIFICATIONS") are accurate and complete and comply as to form and content with all applicable laws or rules of applicable governmental and regulatory authorities.

                  (b) Except as described in the NGRU SEC Documents, (i) NGRU maintains disclosure controls and procedures that satisfy the requirements of Rule 13a-15 under the Exchange Act, and (ii) such disclosure controls and procedures are designed to ensure that all material information concerning NGRU is made known on a timely basis to the individuals responsible for the preparation of NGRU's filings with the SEC and other public disclosure documents. Except as set forth in

         Section 5.25(b) of the NGRU Disclosure Letter, NGRU is in compliance with the applicable listing and other rules and regulations of the Nasdaq Capital Market and has not received any notice from the Nasdaq Capital Market asserting any present non-compliance with such rules and regulations.

                  (c) The financial statements (including any related notes) contained or incorporated by reference in the NGRU SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-QSB of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present the consolidated financial position of NGRU and the NGRU Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of NGRU and the NGRU Subsidiaries for the periods covered thereby.

                  (d) NGRU's auditor has at all required times since the date of enactment of the Sarbanes-Oxley Act been: (i) to the knowledge of NGRU, a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) "independent" with respect to NGRU and the NGRU Subsidiaries within the meaning of Regulation S-X under the Exchange Act; and (iii) to the knowledge of NGRU, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder. Section 5.25(d) of the NGRU Disclosure Letter contains an accurate and complete description of all non-audit services performed by NGRU's auditors for NGRU and the NGRU Subsidiaries since March 31, 2003 and the fees paid for such services. All such non-audit services were approved as required by Section 202 of the Sarbanes-Oxley Act.

                  (e) Section 5.25(f) of the NGRU Disclosure Letter lists, and NGRU has delivered to BPOMS accurate and complete copies of the documentation creating or governing, all securitization transactions and "off-balance sheet arrangements" (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by NGRU since March 31, 2003.


                                    ARTICLE 6

                         COVENANTS AND OTHER AGREEMENTS

                  Section 6.1 CONDUCT OF BUSINESSES.

                  (a) During the period from the date of this Agreement until the Effective Time, except as specifically permitted by this Agreement, unless the other Party has consented in writing thereto:

                           (i) BPOMS and NGRU shall use their reasonable best
                  efforts, and shall cause their respective Subsidiaries to use their reasonable best efforts, to preserve intact their business organizations and goodwill;

                           (ii) BPOMS and NGRU shall confer on a regular basis
                  with one or more representatives of the other to report on material operational matters relating to the business of BPOMS and the BPOMS Subsidiaries;

                           (iii) NGRU will cooperate with and, at the request of
                  BPOMS, provide reasonable assistance to BPOMS to seek to reduce or avoid disruptions to BPOMS's business that may result from or arise out of the announcement or pendency of the transactions contemplated hereby;

                           (iv) BPOMS and NGRU shall promptly notify the other
                  of any material emergency or other material change in the condition (financial or otherwise), business, properties, assets, liabilities or the normal course of its businesses or in the operation of their properties, any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated);

                           (v) NGRU shall promptly deliver to BPOMS true and
                  correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement other than those reports, statements or schedules that are available through the SEC's website; and

                           (vi) In the event either Party becomes aware that any
                  of its respective representations or warranties set forth in Sections 4 and 5 hereof will not be true and correct in all material respects on the Closing Date as if made at and as of the Closing Date, such Party shall give prompt written notice thereof to the other Party, and shall give access to all appropriate information related thereto that is in its possession or control.

                  (b) Prior to the Closing Date, except as expressly provided in this Agreement or unless BPOMS has first obtained written consent of NGRU, BPOMS:

                           (i) Shall, and shall cause each BPOMS Subsidiary to,
                  conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted, preserve and protect the BPOMS Intellectual Property and keep available the services of its officers and employees;

                           (ii) Shall not amend BPOMS's Certificate of
                  Incorporation or By-laws, and shall cause each BPOMS Subsidiary not to amend its certificates of incorporation, bylaws or equivalent organizational documents;

                           (iii) Shall not, and shall cause each BPOMS
                  Subsidiary not to, (A) issue or authorize for issue any BPOMS Common Stock or any other capital stock or security convertible into or exercisable for any of the foregoing (except for (I) shares of BPOMS Common Stock issued upon the exercise of options or warrants outstanding as of the date of this Agreement, (II) options issued as permitted under the following clause (B), (III) up to 200,000 shares of BPOMS Common Stock that may be issued if BPOMS enters into a definitive agreement for or closes the proposed acquisition as permitted by Section 6.9(a)(C), (IV) warrants to purchase up to a maximum of 1,000,000 shares of BPOMS common stock as permitted under the terms of the Bridge Loan Agreement as entered into on August 18, 2006 among BPOMS, Patrick Dolan and James Cortens ("BRIDGE LOAN AGREEMENT"), (V) the entry into an agreement to authorize the issuance of securities in a financing transaction permitted by Section 6.9(a)(B), (VI) such number of shares, if any, of BPOMS Series C Preferred Stock that may be issued in accordance with Section 6.11 and the Bridge Loan Agreement), effect any share split, reverse share split, share dividend, recapitalization or other similar transaction or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for BPOMS capital stock or capital stock of any BPOMS Subsidiary,
                  (B) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire, redeem or repurchase any BPOMS capital stock except for the grant to BPOMS employees who are not currently officers, directors or stockholders of BPOMS of stock options to purchase up to an aggregate of 400,000 shares of BPOMS Common Stock under BPOMS' existing 2005 stock option plan on terms consistent with past practice (including initial vesting no earlier than six months after the date of grant), and the grant of options to Bruce Nelson or Koushik Dutta in connection with employment agreements contemplated to be entered into prior to the Closing Date, (C) increase any compensation or enter into or amend any employment agreement with any of its present or future officers, directors or employees, other than Bruce Nelson and Koushik Dutta, (D) adopt any new Employee Plan or (except as contemplated in this Agreement) amend any existing BPOMS Employee Plan or severance or termination pay policies in any material respect, except for changes which are less favorable to participants in such plans; or (E) authorize, declare, set aside or pay any dividends or make any other distribution or payments with respect to any BPOMS capital stock, directly or indirectly redeem, purchase or otherwise acquire any BPOMS capital stock or capital stock of any of the BPOMS Subsidiaries, or make any commitment for any such action;

                           (iv) Shall not, and shall not permit any of the BPOMS
                  Subsidiaries to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the BPOMS Financials (or the notes thereto) or incurred after the date thereof in the ordinary course of business consistent with past practice, and other than the settlement of the two litigation matters named in Section 4.9 of the BPOMS Disclosure Letter if such litigation settlement would not have a material effect on BPOMS' financial condition or results of operations or BPOMS' ability to fulfill its obligations under this Agreement;

                           (v) Shall not, and shall not permit any of the BPOMS
                  Subsidiaries to, enter into or amend, modify or terminate any contract which may result in total fixed or guaranteed payments or liability by or to it in excess of $100,000 other than contracts for expenses of attorneys and accountants incurred in connection with the Merger and office space leases on commercially reasonable terms;

                           (vi) Shall not, and shall not permit any of the BPOMS
                  Subsidiaries to, enter into or amend any contract with any officer, trustee, director, consultant or affiliate of BPOMS or any of the BPOMS Subsidiaries;

                           (vii) Shall, and shall cause each BPOMS Subsidiary
                  to, timely prepare, in a manner consistent with past practice, and file all Tax Returns required to be filed the due date of which (including reasonable extensions) occurs on or before the Effective Time and pay all Taxes due with respect to any such Tax Returns;

                           (viii) Shall not make or rescind any express or
                  deemed election relating to Taxes, settle or compromise any claim, suit, litigation, proceeding, investigation, audit or controversy relating to Taxes (unless required by law);

                           (ix) Shall not enter into, terminate or materially
                  amend or renew any contract other than with third parties in the ordinary course of operating its business consistent with past practice, except that BPOMS may enter into or terminate office space leases on commercially reasonable terms; and

                           (x) Shall not incur any indebtedness or other
                  obligation for borrowed money other than trade payables and other accruals made in the ordinary course of business consistent with past practice.

                  (c) Prior to the Closing Date, except as expressly provided in this Agreement or the NGRU Divestiture Agreement unless NGRU has first obtained written consent of BPOMS, NGRU:

                           (i) Shall, and shall cause each NGRU Subsidiary to,
                  conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted, preserve and protect the NGRU Intellectual Property, except as such operations relate to the NGRU Divestiture;

                           (ii) Except as otherwise expressly provided in this
                  Agreement or the NGRU Divestiture Agreement, shall not amend NGRU's Certificate of Incorporation or By-laws, and shall cause each NGRU Subsidiary not to amend its certificates of incorporation, bylaws or equivalent organizational documents;

                           (iii) Shall not, and shall cause each NGRU Subsidiary
                  not to, (A) issue or authorize for issue any NGRU Common Stock (except for shares issued upon the exercise of currently outstanding share options or warrants therefor) or any other capital stock or security convertible into or exercisable for any of the foregoing, effect any share split, reverse share split, share dividend, recapitalization or other similar transaction or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for NGRU capital stock or capital stock of any NGRU Subsidiary,
                  (B) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire, redeem or repurchase any NGRU Common Stock, (C) increase any compensation or enter into or amend any employment agreement with any of its present or future officers, directors or employees, other than Bruce Nelson and Koushik Dutta, (D) adopt any new employee benefit plan or amend any existing NGRU Employee Plan or severance or termination pay policies in any material respect, except for changes which are less favorable to participants in such plans; or (E) authorize, declare, set aside or pay any dividends (except as expressly provided in this Agreement) or make any other distribution or payments with respect to any NGRU Common Stock, directly or indirectly redeem, purchase or otherwise acquire any NGRU capital stock or capital stock of any of the NGRU Subsidiaries, or make any commitment for any such action;

                           (iv) Shall not, and shall not permit any of the NGRU
                  Subsidiaries to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the NGRU SEC Documents (or the notes thereto) or incurred after the date thereof in the ordinary course of business consistent with past practice;

                           (v) Shall not, and shall not permit any of the NGRU
                  Subsidiaries (other than the Divested Subsidiary) to, enter into or amend, modify or terminate any contract which may result in total fixed or guaranteed payments or liability by or to it in excess of $100,000 other than contracts for expenses of attorneys and accountants incurred in connection with the Merger and the NGRU Divestiture;

                           (vi) Except as expressly contemplated by this
                  Agreement or the NGRU Divestiture Agreement, shall not, and shall not permit any of the NGRU Subsidiaries to, enter into any contract with any officer, trustee, director, consultant or affiliate of NGRU or any of the NGRU Subsidiaries;

                           (vii) Shall, and shall cause each NGRU Subsidiary to,
                  timely prepare, in a manner consistent with past practice, and file all Tax Returns required to be filed the due date of which (including reasonable extensions) occurs on or before the Effective Time and pay all Taxes due with respect to any such Tax Returns;

                           (viii) Shall not make or rescind any express or
                  deemed election relating to Taxes, settle or compromise any claim, suit, litigation, proceeding, investigation, audit or controversy relating to Taxes (unless required by law);

                           (ix) Shall not enter into, terminate or materially
                  amend or renew any contract other than with third parties in the ordinary course of operating its business consistent with past practice; and

                           (x) Shall not incur any indebtedness or other
                  obligation for borrowed money other than trade payables and other accruals made in the ordinary course of business consistent with past practice.

                  Section 6.2 MEETING OF STOCKHOLDERS.

                  (a) NGRU will take all action necessary in accordance with applicable law and its respective Certificate of Incorporation, to convene an annual or special meeting of its stockholders (the "NGRU MEETING") as promptly as practicable to consider and vote upon the approval of this Agreement and the transactions contemplated hereby including the change of control of NGRU, the Charter Amendment, the Reverse Split and the NGRU Divestiture. The Board of Directors of NGRU shall recommend that its stockholders approve this Agreement and the transactions contemplated hereby and NGRU shall use its reasonable best efforts to obtain such approval; provided, however, that nothing contained in this Section 6.2 shall prohibit the directors of NGRU from failing to make or withdrawing such recommendation or using their reasonable best efforts to obtain such approval if such directors have determined in good faith, based upon the advice of their respective outside legal counsel, that such action is necessary for such directors to comply with their fiduciary duties to NGRU's stockholders under applicable law.

                  (b) As promptly as practicable following the date hereof, but in any event no later than the later of the fifth business day (or, if such day is not a date on which the SEC is open to receive filings, then the next such day thereafter) after NGRU has received all of the information it reasonably requires from BPOMS in connection with the preparation of the Proxy Statement (as defined below) and September 22, 2006, NGRU shall prepare and, following review and incorporation of reasonable comments by BPOMS (which review period shall be no greater than two business days), file with the SEC a preliminary proxy statement and form of proxy, or preliminary information statement, as permitted by Regulation 14A or 14C, as applicable, under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT") relating to the NGRU Meeting and the vote of the stockholders of NGRU with respect to this Agreement, the Merger, the transactions contemplated by this Agreement, the change of control of NGRU, the Charter Amendment, the Reverse Split and the NGRU Divestiture. As soon as practicable and permitted under applicable laws, NGRU shall prepare the related final proxy statement or final information statement (such final proxy statement or final information statement, the "PROXY STATEMENT"), mail such Proxy Statement to its shareholders and file such Proxy Statement with the SEC. BPOMS shall promptly furnish all information about itself and its business and operations and all necessary financial information to NGRU as it may reasonably request in connection with the preparation of the Proxy Statement, it being understood that prior to execution of this Agreement, NGRU has requested BPOMS to provide NGRU with all financial and other information required by Regulation 14A under the Exchange Act to be disclosed in the Proxy Statement with regard to BPOMS and its business, operations and financial condition, and the acquisition and financing transactions permitted by Sections 6.9(a)(B) and 6.9(a)(C). BPOMS shall ensure that the financial statements to be included in the Proxy Statement (i) are prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the footnotes thereto and that the interim financial statements may not have notes thereto and other presentation items that may be required by GAAP and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount), (ii) fairly present in all material respects the consolidated financial position and operating results and cash flows of the issuer of the financial statements as of the dates and for the periods indicated therein, (iii) comply as to form in all material respects with the published rules and regulations of the SEC as would be applicable thereto if the issuer of the financial statements were subject to the reporting requirements of the Exchange Act, and (iv) in the case of the interim financial statements, have been reviewed by the auditor of BPOMS to the same extent as if the issuer of the financial statements were subject to the reporting requirements of the Exchange Act.

                  (c) As promptly as practicable following the date hereof, and in any event on or before September 12, 2006 ("INFORMATION DEADLINE"), NGRU shall deliver to BPOMS a draft of the preliminary proxy statement containing all information required to be included therein, other than such information as is to be provided by or is dependent upon information provided by BPOMS pursuant to Section 6.2(b) above.

                  (d) For each day, if any, past the Information Deadline that any information requested prior to the Information Deadline pursuant to
         Section 6.2(b) above has not been delivered to NGRU, BPOMS shall pay to NGRU in cash $5,000, with such payments to be made in arrears, through and including the final date of delivery to NGRU of the information, on a weekly basis every Friday, commencing September 15, 2006, with the final payment to be made on the final date of delivery to NGRU of the information. If, on or after the Information Deadline, NGRU reasonably requests additional information or clarification from BPOMS in connection with the preparation of the proxy statement, then BPOMS shall have one (1) business day to provide the additional requested information or clarification to NGRU. If such additional requested information or clarification is not provided to NGRU within such timeframe, then BPOMS shall pay to NGRU in cash $5,000 for each day that delivery of such information is delayed, with payments to be made on a weekly basis in the manner described above in this Section 6.2(c).

                  Section 6.3 APPROVALS; OTHER ACTION.

         Subject to the terms and conditions herein provided, BPOMS and NGRU shall: (i) use all reasonable best efforts to cooperate with one another in (x) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, governmental or regulatory authorities of the United States, the several states and any third parties in connection with the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and (y) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; (ii) use all reasonable best efforts to obtain in writing any consents required from third parties to effectuate the Merger, such consents to be in form reasonably satisfactory to BPOMS and NGRU; and (iii) use all reasonable best efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors NGRU and BPOMS shall take all such necessary action.

                  Section 6.4 ACCESS TO INFORMATION; DUE DILIGENCE.

                  (a) Upon reasonable notice and subject to restrictions contained in confidentiality agreements by which BPOMS and NGRU are bound, BPOMS and NGRU shall (and shall cause their respective Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other reasonable access, during normal business hours during the period prior to the Effective Time, to all their properties, books, contracts, commitments and records and permit such Persons to make such inspections as they may reasonably require and, during such period, each of BPOMS and NGRU shall (and shall cause their respective Subsidiaries to) furnish promptly to the other all information concerning its business, properties and Personnel as the other may reasonably request; provided that if a Party is withholding information because it is obligated to do so pursuant to a confidentiality agreement by which it is bound, the Party shall give the other notice of such withholding.

                  (b) In the event of termination of this Agreement for any reason each Party shall promptly return all such information obtained from the other, and any copies made of, or reports or analyses based on, such information, to the other and not use any such information for any purpose that would be competitive with or cause material harm to the other.

                  Section 6.5 PUBLICITY.

         NGRU and BPOMS shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any transaction contemplated herein and shall not issue any such press release or make any such public statement without the prior consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that a Party may, without the prior consent of the other Party, issue such press release or make such public statement as may be required by law or the rules of the Nasdaq Stock Market if it has used its reasonable best efforts to consult with the other Party and to obtain such Party's consent but has been unable to do so in a timely manner.

                  Section 6.6 LISTING OF NGRU COMMON STOCK.

         NGRU shall use its reasonable best efforts to maintain its listing on the Nasdaq Capital Market and to cause the NGRU Shares to be listed, upon official notice of issuance, on the Nasdaq Capital Market prior to the Effective Time.

                  Section 6.7 FURTHER ACTION.

         Each Party hereto shall, subject to Article 8 and subject to the fulfillment at or before the Effective Time of each of the conditions of performance set forth herein or the waiver thereof, perform such further acts and execute such documents as may reasonably be required to effect the Merger.

                  Section 6.8 TAX TREATMENT.

         No Party shall take any action either prior to or after the Effective Time that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code. BPOMS covenants that at the time of the Merger, its assets will satisfy the "substantially all" test within the meaning of Revenue Procedure 77-37, 1977-2 C.B. 568.

                  Section 6.9 NO SOLICITATION.

                  (a) For purposes of this Agreement, "ACQUISITION PROPOSAL" shall mean, with respect to a Party, any offer or proposal (other than an offer or proposal made or submitted by BPOMS, on the one hand or NGRU, on the other hand, to the other Party and other than the NGRU Divestiture) contemplating or otherwise relating to any Acquisition Transaction with such Party. "ACQUISITION TRANSACTION" shall mean any transaction or series of transactions (other than (A) the NGRU Divestiture, (B) a private placement of shares of NGRU Common Stock or securities convertible into or exercisable for shares of NGRU Common Stock, which private placement would be for the purpose of raising up to $15,000,000 of working capital for NGRU, would close after the Effective Time on terms consistent with the proxy statement information provided by BPOMS to NGRU on or prior to the Information Deadline, and would not require a stockholder vote, and (C) the proposed acquisition described in Section 6.9 of the BPOMS Disclosure Letter, provided that the terms of such acquisition and all required financial and other information regarding the acquisition required to be disclosed in the Proxy Statement pursuant to Regulation 14A under the Exchange Act are fully disclosed in the proxy statement information provided by BPOMS to NGRU on or prior to the Information Deadline) involving:

                           (i) any merger, consolidation, amalgamation, share
                  exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a Party is a constituent corporation; (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of a Party or any of its Subsidiaries; (iii) in which a Party or any of its Subsidiaries issues securities representing more than 15% of the outstanding securities of any class of voting securities of such Party or any of its Subsidiaries; or (iv) in which a Party or any of its Subsidiaries would acquire a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act.

                           (ii) any sale, lease, exchange, transfer, license,
                  acquisition or disposition of any business or businesses or assets that constitute or account for: (i) 15% or more of the consolidated net revenues of a Party and its Subsidiaries, taken as a whole, consolidated net income of a Party and its Subsidiaries, taken as a whole, or consolidated book value of the assets of a Party and its Subsidiaries, taken as a whole; or (ii) 15% or more of the fair market value of the assets of a Party and its Subsidiaries, taken as a whole; or

                           (iii) any liquidation or dissolution of a Party.

                  (b) For purposes of this Agreement, "SUPERIOR OFFER" shall mean an unsolicited bona fide written offer made to NGRU or any of its Subsidiaries by a third party to enter into (i) a merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction as a result of which either (A) the Party's stockholders prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof) or (B) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) directly or indirectly acquires beneficial or record ownership of securities representing 50% or more of the Party's capital stock or (ii) a sale, lease, exchange transfer, license, acquisition or disposition of any business or other disposition of at least 50% of the assets of the Party or its Subsidiaries, taken as a whole, in a single transaction or a series of related transactions that: (a) was not obtained or made as a direct or indirect result of a breach of (or in violation of) the Agreement; and (b) is on terms and conditions that the board of directors of NGRU determines, in its reasonable, good faith judgment, after obtaining and taking into account such matters that its board of directors deems relevant following consultation with its outside legal counsel and financial advisor: (x) is reasonably likely to be more favorable, from a financial point of view, to NGRU's stockholders, than the terms of the transactions contemplated by the Merger Agreement; and (y) is reasonably capable of being consummated; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed and is not reasonably capable of being obtained by such third party.

                  (c) Each Party agrees that neither it nor any of its Subsidiaries shall, nor shall it nor any of its Subsidiaries authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it or any of its Subsidiaries to, and that it shall use commercially reasonable efforts to cause its and its Subsidiaries' non-officer employees and other agents not to (and shall not authorize any of them to) directly or indirectly: (i) solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal; (ii) furnish any information regarding such Party to any Person in connection with or in response to an Acquisition Proposal; (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; (iv) approve, endorse or recommend any Acquisition Proposal; or (v) execute or enter into any letter of intent or similar document or any agreement contemplating or otherwise relating to any Acquisition Transaction; provided, however, that, nothing contained in this Agreement shall prevent NGRU or its board of directors from (1) complying with its disclosure obligations under Sections 14d-9 and 14e-2 of the Exchange Act with regard to an Acquisition Proposal; provided, further however, that, if such disclosure has the substantive effect of withdrawing, modifying or qualifying the directors' recommendation in a manner adverse to BPOMS or the adoption of this Agreement by the NGRU Board of Directors, BPOMS and NGRU each shall have the right to terminate this Agreement as set forth in Section 8.1(e); and (2) at any time prior to the approval of the transactions contemplated by this Agreement by NGRU's stockholders, NGRU may furnish nonpublic information regarding NGRU or its Subsidiaries to, and enter into discussions or negotiations with, any Person in response to an Acquisition Proposal that is submitted to NGRU or any of its Subsidiaries by such Person (and not withdrawn) if: (A) neither NGRU nor any Representative of NGRU shall have breached this Section; (B) the Board of Directors of NGRU concludes in good faith based on the advice of outside legal counsel, that such action is reasonably necessary to comply with its fiduciary duties; (C) at least two business days prior to furnishing any such nonpublic information to, or entering into discussions with, such Person, NGRU gives BPOMS written notice of the identity of such Person and of NGRU's intention to furnish nonpublic information to, or enter into discussions with, such Person; (D) NGRU receives from such Person an executed confidentiality agreement containing provisions (including nondisclosure provisions, use restrictions, non-solicitation provisions, no hire provisions and "standstill" provisions) at least as favorable to such Party as those contained in the Non-Disclosure Agreement; and (E) concurrently with furnishing any such nonpublic information to such Person, NGRU furnishes such nonpublic information to BPOMS (to the extent such nonpublic information has not been previously furnished by NGRU to BPOMS). Without limiting the generality of the foregoing, each Party acknowledges and agrees that, in the event any officer, director, employee, controlling stockholder, agent or representative (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) of such Party (each, a "Representative") (whether or not such Representative is purporting to act on behalf of such Party) takes any action that, if taken by such Party, would constitute a breach of this Section by such Party, the taking of such action by such Representative shall be deemed to constitute a breach of this Section by such Party for purposes of this Agreement.

                  (d) If any Party or any Representative of such Party receives an Acquisition Proposal at any time prior to the Closing Date, then such Party shall promptly (and in no event later than one (1) business day after such Party becomes aware of such Acquisition Proposal) advise the other Party orally and in writing of such Acquisition Proposal (including the identity of the Person making or submitting such Acquisition Proposal, and the terms thereof). Such Party shall keep the other Party fully informed with respect to the status and terms of any such Acquisition Proposal and any modification or proposed modification thereto.

                  (e) Each Party shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Acquisition Proposal as of the date of this Agreement.

                  (f) Each Party shall not release or permit the release of any Person from, or waive or permit the waiver of any provision of or right under, any confidentiality, non-solicitation, no hire, "standstill" or similar agreement (whether entered into prior to or after the date of this Agreement) to which such Party is a party or under which such Party has any rights, and shall enforce or cause to be enforced each such agreement to the extent requested by the other Party. Each Party shall promptly request each Person that has executed a confidentiality or similar agreement in connection with its consideration of a possible Acquisition Transaction or equity investment to return to such Party all confidential information heretofore furnished to such Person by or on behalf of such Party.

                  Section 6.10 NOTICE OF CERTAIN EVENTS.

         Each of BPOMS and NGRU shall as promptly as reasonably practicable notify the other of: (i) any notice or other communication from any Person alleging that the consent of such Person (or another Person) is or may be required in connection with the transactions contemplated by this Agreement and/or that such consent will or may be withheld or unobtainable on a timely basis or without unreasonable effort or expense; (ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; (iii) any actions, suits, claims, investigations or proceedings commenced or threatened against, relating to or involving or otherwise affecting such Party or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.9 or 5.8, as applicable, or which relate to the consummation of the transactions contemplated by this Agreement; and (iv) of any fact or occurrence between the date of this Agreement and the Effective Time of which it becomes aware which makes any of its representations and warranties contained in this Agreement untrue in any material respect (without regard to any materiality qualification contained in such representation or warranty) or causes any breach of its obligations under this Agreement in any material respect (without regard to any materiality qualification contained in such obligation).

                  Section 6.11 CAPITAL SURPLUS AND CASH.

                  (a) BPOMS shall take all necessary and appropriate actions, including if necessary the issuance of shares of BPOMS Series C Preferred Stock or the causing to be purchased shares of NGRU Series C Preferred Stock in accordance with the Bridge Loan Agreement to ensure that as of the second (2nd) business day immediately preceding the Dividend Payable Date and through the Dividend Payable Date, the capital surplus (as that term is used in the DGCL) carried from BPOMS to NGRU as a result of the Merger is at least $1,500,000 and BPOMS's unrestricted cash that shall remain unrestricted and available for payment of the NGRU Dividend ("BPOMS AVAILABLE CASH") is at least $1,500,000. This Section 6.11 shall survive consummation of the Merger at the Effective Time, is intended to benefit NGRU and each of its directors, officers, managers, partners, employees and each person, if any, who controls NGRU within the meaning of the Securities Act, and shall be binding on all successors and assigns of BPOMS.

                  (b) NGRU shall take all necessary and appropriate actions to ensure that the Divestiture Proceeds shall be reserved for payment of the NGRU Dividend.

                  Section 6.12 DIRECTORS AND OFFICERS.

         At or prior to the Effective Time, NGRU shall obtain the resignation of each of the directors of NGRU and of Amrit Das, Chairman and Chief Executive Officer, to be effective as of the Effective Time. At the Effective Time, NGRU shall accept the resignations of each of the directors of NGRU and Mr. Das (as to all of his officer and director positions), and shall cause such Persons to be elected to the NGRU Board of Directors as BPOMS shall designate in writing prior to the filing of the preliminary Proxy Statement. The Board of Directors of NGRU shall appoint each of the individuals to serve as officers of NGRU, effective as of the Effective Time, as BPOMS shall designate in writing prior to the filing of the preliminary Proxy Statement.

                  Section 6.13 INDEMNIFICATION AND INSURANCE.

                  (a) The By-Laws and Certificate of Incorporation of NGRU and the Surviving Corporation shall contain the provisions with respect to indemnification set forth in the By-Laws and Certificate of Incorporation of NGRU and BPOMS respectively which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time were directors, officers, employees or agents of NGRU or BPOMS, respectively, unless such modification is required after the Effective Time by law.

                  (b) Notwithstanding the foregoing, NGRU and the Surviving Corporation shall, to the fullest extent permitted under applicable law or under NGRU's or the Surviving Corporation's Certificate of Incorporation or By-Laws, indemnify and hold harmless, each present and former director, officer or employee of NGRU or BPOMS, as applicable, or any of their respective Subsidiaries (collectively, the "INDEMNIFIED PARTIES") against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, (x) arising out of or pertaining to the transactions contemplated by this Agreement or (y) otherwise with respect to any acts or omissions occurring at or prior to the Effective Time, to the same extent as provided in NGRU's or BPOMS's Certificate of Incorporation or By-Laws, as applicable, or any applicable contract or agreement as in effect on the date hereof, in each case for a period of six (6) years after the Effective Time. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) the Indemnified Parties may retain any counsel reasonably satisfactory to NGRU, (ii) after the Effective Time, NGRU shall advance to the Indemnified Party the reasonable fees and expenses of such counsel, and other reasonable costs incurred in the defense of such matter, and (iii) NGRU and the Surviving Corporation will cooperate in the defense of any such matter; provided, however, that NGRU and/or the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and provided, further, that, in the event that any claim or claims for indemnification are asserted or made within such six (6) year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Person with respect to whom such a conflict exists (or group of such Indemnified Persons who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction.

                  (c) This Section 6.13 shall survive the consummation of the Merger at the Effective Time, is intended to benefit NGRU, BPOMS, the Surviving Corporation and the Indemnified Parties, shall be binding on all successors and assigns of the Surviving Corporation and NGRU and shall be enforceable by the Indemnified Parties.

                  (d) NGRU shall, until the sixth (6th) anniversary of the Effective Time, cause to be maintained in effect, to the extent available, the policies of directors' and officers' liability insurance maintained by NGRU and the NGRU Subsidiaries as of the date hereof (or policies of at least the same coverage and amounts containing terms that are not less advantageous to the insured parties) with respect to claims arising from facts that occurred on or prior to the Effective Time, including without limitation all claims based upon, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving the Merger and any and all related events. In lieu of the purchase of such insurance by NGRU, NGRU may purchase a six (6)-year extended reporting period endorsement ("Reporting Tail Coverage") under NGRU's existing directors' and officers' liability insurance coverage, providing that such Reporting Tail Coverage shall extend the directors' and officers' liability coverage in force as of the date hereof for a period of at least six (6) years from the Effective Time for any claim based upon, arising out of, directly or indirectly resulting from, in consequence of, or any way involving acts or omissions occurring or prior to the Effective Time, including without limitation all claims based upon, arising out of, directly or indirectly resulting from, in consequence of, or any way involving the Merger or any and all related events. BPOMS shall cooperate with NGRU in obtaining such insurance coverage.

                  Section 6.14 SHELF REGISTRATION.

                  (a) Within 120 days following the Closing Date, NGRU shall prepare and file with the SEC a shelf registration statement (the "RESALE REGISTRATION STATEMENT") on Form S-3 (or, if Form S-3 is not available, Form SB-2) covering (i) all of the NGRU Shares issued hereunder, (ii) all of the shares of NGRU Common Stock that are issuable upon exercise of the BPOMS Options and BPOMS Warrants assumed pursuant to Section 2.4(a) hereof that are not eligible for inclusion on Form S-8 under applicable securities laws, and (iii) all of the shares of NGRU Common Stock that are issuable upon exercise of the NGRU Series A Preferred Stock, NGRU Series B Preferred Stock and NGRU Series C Preferred Stock issued pursuant to Section 2.3 hereof (collectively, the "REGISTRABLE SECURITIES"); provided that no holder of Registrable Securities shall be entitled to be named as a selling security holder in the Resale Registration Statement or to use the prospectus contained therein for offers or resales of Registrable Securities at any time, unless such holder first timely supplies NGRU with all information reasonably requested by NGRU in connection with the preparation of the Resale Registration Statement or such prospectus. NGRU shall use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective under the Securities Act within 180 days following the Closing Date and to keep such Resale Registration Statement continuously effective under the Securities Act until the earlier of the date which is two years following the Effective Time or the date on which all of the Registrable Securities covered thereby have been sold or may be sold without restriction pursuant to Rule 144 under the Securities Act.

                  (b) NGRU shall use its commercially reasonable efforts to register or qualify (or meet an exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for a reasonable time and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Resale Registration Statement; provided, however, that in no event shall NGRU be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section, or (B) file any general consent to service of process in any jurisdiction where it is not then so subject.

                  (c) All fees and expenses incident to the filing of the Resale Registration Statement and keeping it effective shall be borne by NGRU.

                  (d) NGRU covenants that, for so long as it is required to file reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, it will take such action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act pursuant to Rule 144 under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.

                  (e) To the extent permitted by law, NGRU shall indemnify and hold harmless each holder of Registrable Securities (and, if such holder is not an individual, each of its directors, officers, managers, partners, employees and each person, if any, who controls such holder within the meaning of the Securities Act), against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in the Resale Registration Statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by NGRU of any federal, state or common law, rule or regulation applicable to NGRU in connection with any registration; and shall promptly reimburse each of the foregoing persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that NGRU shall not be liable in any such case for any such loss, claim, damage, liability, expenses, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such Resale Registration Statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished for use in connection with such registration by a holder. If for any reason the indemnification provided for in the preceding sentence is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding sentence, then the indemnifying party will contribute to the amount paid or payable by the indemnified party as a result of the loss, claim, damage, liability or expense in the proportion as is appropriate to reflect (i) the relative benefits received by the indemnified party and the indemnifying party, (ii) the relative failure of the indemnified party and the indemnifying party, and (iii) any other relevant equitable considerations.

                  (f) This Section 6.14 shall survive consummation of the Merger at the Effective Time, is intended to benefit the holders of Registrable Securities (and, if such holder is not an individual, each of its directors, officers, managers, partners, employees and each person, if any, who controls such holder within the meaning of the Securities Act), shall be binding on all successors and assigns of NGRU and shall be enforceable by the holders of Registrable Securities.


                                    ARTICLE 7

                                   CONDITIONS

                  Section 7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER.

         The respective obligation of each Party to effect the Merger and the other transactions contemplated herein shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any or all of which may be waived, in whole or in part by the parties hereto, to the extent permitted by applicable law:

                  (a) This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of stockholders of NGRU.

                  (b) The NGRU Divestiture shall be effective at the Effective Time.

                  (c) The Reverse Split shall have been consummated.

                  Section 7.2 CONDITIONS TO OBLIGATIONS OF BPOMS TO EFFECT THE MERGER.

         The obligation of BPOMS to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by BPOMS:

                  (a) Each of the representations and warranties of NGRU contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent that any changes, circumstances or events making such representations and warranties not true or correct would not, individually or in the aggregate, constitute a NGRU Material Adverse Effect (without regard to any materiality qualification contained in such representation or warranty), and BPOMS shall have received a certificate, dated the Closing Date, signed on behalf of NGRU by the Chairman, Chief Executive Officer or Chief Financial Officer of NGRU to the foregoing effect.

                  (b) NGRU shall have performed or complied in all material respects (without regard to any materiality qualification contained in such representation or warranty) with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and BPOMS shall have received a certificate, dated the Closing Date, signed on behalf of NGRU by the Chairman, Chief Executive Officer or Chief Financial Officer of NGRU to the foregoing effect.

                  (c) From the date of this Agreement through the Effective Time, there shall not have occurred any change, circumstance or event concerning NGRU and the NGRU Subsidiaries, taken as a whole, that has had or could be reasonably likely to have a NGRU Material Adverse Effect, and BPOMS shall have received a certificate, dated the Closing Date, signed on behalf of NGRU by the Chairman, Chief Financial Officer, or Chief Financial Officer of NGRU to the foregoing effect to such officer's knowledge.

                  (d) Immediately prior to the Effective Time, total combined cash and cash equivalents of NGRU and its Subsidiaries shall be at least equal to the U.S. Reserved Cash as defined in Section 1.2(b)(i).

                  (e) NGRU shall have received, in form satisfactory to BPOMS, written resignations dated and effective as of the Closing Date, executed by the directors and officers of NGRU who are not to continue as directors and officers of NGRU pursuant to Section 6.12, and each of the individuals who are to be officers of NGRU pursuant to that Section shall have been appointed officers of NGRU in such capacity as of the Effective Time.

                  (f) Neither the principal executive officer nor the principal financial officer of NGRU shall have failed to provide, with respect to any NGRU SEC Document filed (or required to be filed) with the SEC on or after the date of this Agreement, any necessary certification in the form required under Rule 13a-14 under the Exchange Act and 18 U.S.C. ss.1350.

                  Section 7.3 CONDITIONS TO OBLIGATIONS OF NGRU AND MERGER SUB TO EFFECT THE MERGER.

         The obligations of NGRU and Merger Sub to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by NGRU:

                  (a) Each of the representations and warranties of BPOMS contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent that any changes, circumstances or events making such representations and warranties not true or correct would not, individually or in the aggregate, constitute a BPOMS Material Adverse Effect (without regard to any materiality qualification contained in such representation or warranty), and NGRU shall have received a certificate, dated the Closing Date, signed on behalf of BPOMS by the Chief Executive Officer or the President of BPOMS to the foregoing effect.

                  (b) BPOMS shall have performed or complied in all material respects (without regard to any materiality qualification contained in such representation or warranty) with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and NGRU shall have received a certificate, dated the Closing Date, signed on behalf of BPOMS by the Chief Executive Officer or the Chief Financial Officer of BPOMS to the foregoing effect.

                  (c) From the date of this Agreement through the Effective Time, there shall not have occurred any change, circumstance or event, concerning BPOMS and the BPOMS Subsidiaries, taken as a whole, that has had or could be reasonably likely to have a BPOMS Material Adverse Effect and NGRU shall have received a certificate, dated the Closing Date, signed on behalf of BPOMS by the Chief Executive Officer or the Chief Financial Officer of BPOMS to the foregoing effect.

                  (d) NGRU shall have received from each holder of shares of BPOMS capital stock or securities convertible or exchangeable or exercisable for BPOMS Common Stock, an investor suitability questionnaire in form and substance satisfactory to NGRU, containing customary investment representations and certifying that such holder qualifies as an "accredited investor" as defined in Regulation D, or if such holder does not qualify as an "accredited investor," that such holder is not a "U.S. person" as defined in Regulation S and is not acquiring NGRU securities for the account or benefit of any U.S. person.

                  (e) Immediately prior to the Effective Time, BPOMS's unrestricted cash that shall remain unrestricted and available for payment of the NGRU Dividend through the Dividend Payable Date shall be at least $1,500,000, and its capital surplus (as that term is used in the DGCL) shall be at least $1,500,000, and NGRU shall have received a certificate to such effect signed by the Chief Financial Officer of BPOMS.

                  (f) Holders of not more than zero percent (0%) of the outstanding shares of BPOMS Common Stock and holders of not more than zero percent (0%) of the outstanding shares of BPOMS Series A Preferred Shares, BPOMS Series B Preferred Shares and BPOMS Series C Preferred Shares shall have not voted in favor of the Merger or not consented thereto in writing and shall have delivered prior to the Effective Time written notice of such holders' intent to demand payment as dissenting stockholders for such shares in accordance with the DGCL.

                  (g) BPOMS stockholders holding a majority of the disinterested shares of BPOMS Common Stock, BPOMS Series A Preferred Shares, BPOMS Series B Preferred Sharesand BPOMS Series C Preferred Shares, voting as separate classes, shall have approved any amendment to the terms of any certificate of designation of BPOMS and all other required approval by BPOMS stockholders shall have been obtained, and NGRU shall have received a certificate to such effect signed by the Secretary of BPOMS.


                                    ARTICLE 8

                                   TERMINATION

                  Section 8.1 TERMINATION.

         This Agreement may be terminated and abandoned at any time prior to the Effective Time (whether before or after approval and adoption of this Agreement and/or approval of the issuance of the NGRU Shares by the stockholders of NGRU):

                  (a) by mutual written consent authorized by the Board of Directors of NGRU and BPOMS;

                  (b) by either NGRU or BPOMS if any United States federal or state court of competent jurisdiction or other governmental entity shall have issued a final order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non appealable, provided that the Party seeking to terminate shall have used its commercially reasonable efforts to appeal such order, decree, ruling or other action;

                  (c) by NGRU upon a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of BPOMS and as a result of such breach the conditions set forth in Section 7.3(a) or Section 7.3(b), as the case may be, would not then be satisfied; provided, that if such breach is capable of being cured by the Termination Date and BPOMS diligently proceeds to cure the breach, then NGRU shall not have the right to terminate this Agreement under this Section 8.1(c) unless such breach has not been so cured by the Termination Date;

                  (d) by BPOMS upon a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of NGRU or Merger Sub and as a result of such breach the conditions set forth in Section 7.2(a) or
Section 7.2(b), as the case may be, would not then be satisfied; provided, that if such breach is capable of being cured by the Termination Date and NGRU diligently proceeds to cure the breach, then BPOMS shall not have the right to terminate this Agreement under this Section 8.1(d) unless such breach has not been so cured by the Termination Date;

                  (e) by BPOMS or NGRU if (i) the Board of Directors of NGRU pursuant to Section 6.9 withdraws or modifies adversely to BPOMS its approval or recommendation of this Agreement or (ii) NGRU enters into a definitive agreement providing for the implementation of any Acquisition Proposal in accordance with the provisions of Section 6.9;

                  (f) by NGRU if (i) the Board of Directors of BPOMS pursuant to
Section 6.9 withdraws or modifies adversely to NGRU its approval or recommendation of this Agreement or (ii) BPOMS enters into or engages in negotiations regarding an Acquisition Proposal or otherwise violates the provisions of Section 6.9;

                  (g) by either NGRU or BPOMS, if the Merger shall not have been consummated on or before December 22, 2006 ("TERMINATION DATE") (other than due to the failure of the Party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed by it at or prior to the Effective Time or a breach by such Party of this Agreement);

                  (h) by NGRU or BPOMS if this Agreement and the transactions contemplated hereby shall have failed to receive the requisite vote for approval and adoption by the stockholders of NGRU upon the holding of a duly convened stockholders meeting and any adjournments thereof;

                  (i) by NGRU if BPOMS suffers a BPOMS Material Adverse Effect, or by BPOMS if NGRU suffers a NGRU Material Adverse Effect;

                  (j) by NGRU if immediately prior to the Effective Time BPOMS's capital surplus (as that term is used in the DGCL) is less than $1,500,000 or BPOMS's unrestricted cash that shall remain unrestricted and available for payment of the NGRU Dividend through the Dividend Payable Date is less than $1,500,000; or

                  (k) by either Party, if the other Party becomes unable to pay its liabilities as they come due or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against such other Party (and not dismissed within sixty (60) days).

         The right of any Party hereto to terminate this Agreement pursuant to this Section 8.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Party hereto, any Person controlling any such Party or any of their respective employees, officers, directors, agents, representatives or advisors, whether prior to or after the execution of this Agreement.

                  Section 8.2 EFFECT OF TERMINATION.

         In the event of the termination and abandonment of this Agreement pursuant to Section 8.1 hereof, this Agreement shall forthwith become void and have no effect, without any liability on the part of any Party hereto or its affiliates, directors, officers or stockholders and all rights and obligations of any Party hereto shall cease except for the agreements contained in this
Section 8.2 (Effect of Termination), Section 8.3 (Expenses and Termination
Fees), Section 8.4 (Extension; Waiver) and Section 9.5 (Confidentiality); provided, however, that nothing contained in this Section 8.2 shall relieve any Party from liability for any breach of this Agreement.

                  Section 8.3 EXPENSES AND TERMINATION FEES.

                  (a) Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses, whether or not the Merger is consummated and irrespective of the failure of any closing condition set forth in Article 7 hereof to be met.

                  (b) BPOMS shall pay as and when requested all fees and expenses incurred by NGRU in listing the NGRU Shares on the Nasdaq Capital Market in connection with the Merger and in connection with the substitute listing for the Reverse Split.

                  (c) Except as otherwise provided in Section 8.3(e), NGRU shall pay BPOMS a termination fee of $200,000 upon the termination of this Agreement
(i) by BPOMS pursuant to Section 8.1(d), (ii) by BPOMS or NGRU pursuant to
Section 8.1(e), or (iii) by NGRU other than as expressly permitted by Section
8.1.

                  (d) BPOMS shall pay NGRU a termination fee of $400,000 upon the termination of this Agreement (i) by NGRU pursuant to Section 8.1(c),
Section 8.1(f) or Section 8.1(j), or (iii) by BPOMS other than as expressly permitted by Section 8.1.

                  (e) NGRU shall pay BPOMS a termination fee of $200,000 upon the termination of this Agreement by NGRU or BPOMS in the event that the NGRU Divestiture Agreement is terminated and Das Family Holdings pays a termination fee to NGRU in connection therewith; provided, however, that to the extent that Das Family Holdings pays NGRU less than $400,000 upon termination of the NGRU Divestiture Agreement (other than upon mutual agreement of the parties thereto), NGRU shall pay BPOMS 50% of such lesser amount.

                  (f) If either Party fails to pay when due any amount payable by such Party under Section 8.3, then (i) such Party shall reimburse the other Party for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by the other Party of its rights under this
Section 8.3, and (ii) such Party shall pay to the other Party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the other Party in full) at a rate per annum equal to the "PRIME RATE" (as announced by Bank of America or any successor thereto) in effect on the date such overdue amount was originally required to be paid.

                  Section 8.4 EXTENSION; WAIVER.

         At any time prior to the Effective Time, any Party hereto, by action taken by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.


                                    ARTICLE 9

                               GENERAL PROVISIONS

                  Section 9.1 NONSURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         The representations and warranties of NGRU, Merger Sub, and BPOMS contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time and this Article 9 shall survive the Effective Time.

                  Section 9.2 NOTICES.

         Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first class postage prepaid) and addressed as follows:

              If to BPOMS:              BPO Management Services, Inc.
                                        19800 MacArthur Blvd., Suite 820
                                        Irvine, CA 92612
                                        Attn:    Jack T. Cornman, Esq.
                                        Tel.:    (949) 224-1500
                                        Fax:     (949) 224-1505

              With a copy to (which shall not constitute notice):

                                        Cornman & Swartz
                                        19800 MacArthur Blvd., Suite 820
                                        Irvine, CA 92612
                                        Attn:    Jack T. Cornman, Esq.
                                        Tel.:    (949) 224-1500
                                        Fax:     (949) 224-1505

                                        and

                                        Bryan Cave LLP
                                        1900 Main Street, Suite 700
                                        Irvine, CA 92614
                                        Attn:    Randolf W. Katz, Esq.
                                        Tel.:    (949) 223-7103
                                        Fax:     (949) 223-7100

              If to NGRU:               netGuru, Inc.
                                        22700 Savi Ranch Parkway
                                        Yorba Linda, CA 92887
                                        Attn:    Chief Financial Officer
                                        Tel.:    (714) 974-2500
                                        Fax:     (714) 974-4771

              With a copy to (which shall not constitute notice):

                                        Rutan & Tucker, LLP
                                        611 Anton Boulevard, Suite 1400
                                        Costa Mesa, CA  92626
                                        Attn:    Cristy Parker, Esq.
                                        Tel:     (714) 641-5100
                                        Fax:     (714) 546-9035

or to such other address as any Party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date received.

                  Section 9.3 ASSIGNMENT; BINDING EFFECT; BENEFIT.

         Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; provided, however, NGRU and Merger Sub may each assign their respective rights, interests or obligations hereunder to any affiliate provided that NGRU remains obligated hereunder and such assignment does not alter the rights, interests or obligations of BPOMS hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, surviving corporations, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  Section 9.4 ENTIRE AGREEMENT.

         This Agreement, the BPOMS Disclosure Letter, the NGRU Disclosure Letter and any documents delivered by the parties in connection herewith constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto, except that the Non-Disclosure Agreement (as hereinafter defined) shall remain in effect and shall be binding upon NGRU and BPOMS in accordance with its terms. No addition to or modification of any provision of this Agreement shall be binding upon any Party hereto unless made in writing and signed by all parties hereto.

                  Section 9.5 CONFIDENTIALITY.

         NGRU and BPOMS understand and agree that they are and shall remain bound by and subject to the terms of the non-disclosure agreement, dated as of May 3, 2006, by and between NGRU and BPOMS (the "NON-DISCLOSURE AGREEMENT").

                  Section 9.6 AMENDMENT.

         This Agreement may be amended by the parties hereto, by action taken by their respective authorized Person, Persons or governing bodies, at any time before or after approval of matters presented in connection with the Merger by the stockholders of BPOMS and NGRU, but after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                  Section 9.7 GOVERNING LAW; ATTORNEYS' FEES.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each of NGRU and BPOMS hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware and the United States of America located in the State of Delaware (the "DELAWARE COURTS") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), consent to the service of process in such Delaware Courts, waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum.

                  (b) In any action at law or suit in equity to enforce this Agreement or the rights of any Parties under this Agreement, the prevailing Party in such action or suit shall be entitled to receive a reasonable sum for its attorney's fees and all other reasonable costs and expenses incurred in such action or suit.

                  Section 9.8 COUNTERPARTS.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  Section 9.9 HEADINGS.

         Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

                  Section 9.10 WAIVERS.

         Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any Party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

                  Section 9.11 INCORPORATION.

         The BPOMS Disclosure Letter and the NGRU Disclosure Letter and all Schedules and Exhibits attached hereto and thereto and referred to herein and therein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

                  Section 9.12 SEVERABILITY.

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                  Section 9.13 INTERPRETATION AND CERTAIN DEFINITIONS.

                  (a) In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders.

                  (b) As used in this Agreement, the word "SUBSIDIARY" or "SUBSIDIARIES" when used with respect to any Party means any corporation, partnership, joint venture, business trust or other entity, of which such Party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization.

                  (c) As used in this Agreement, the word "PERSON" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, a limited liability company, any unincorporated organization or any other entity.

                  (d) As used in this Agreement unless otherwise indicated, the word "AFFILIATE" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

                  Section 9.14 SPECIFIC PERFORMANCE.

         The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist, and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, without the posting of any bond whatsoever in addition to any other remedy at law or equity.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

                                             BPO MANAGEMENT SERVICES, INC.



                                             By   /S/ PATRICK A. DOLAN
                                               ---------------------------------
                                             Name:  Patrick A. Dolan
                                             Title: Chairman & CEO


                                             NETGURU, INC.



                                             By   /S/ BRUCE K. NELSON
                                               ---------------------------------
                                             Name:  Bruce K. Nelson
                                             Title: Chief Financial Officer


                                             BPO ACQUISITION CORP.



                                             By   /S/ BRUCE K. NELSON
                                               ---------------------------------
                                             Name:  Bruce K. Nelson
                                             Title: President


                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

                                    EXHIBIT A

                            TERMS OF PREFERRED STOCK

ARTICLE I SERIES A PREFERRED STOCK
----------------------------------

         The designated powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Series A Preferred Stock are as follows.

         (1) DESIGNATION AND AMOUNT. The shares of such series shall be designated "Series A Preferred Stock" (the "SERIES A PREFERRED STOCK") and the number of shares constituting such series shall be Two Million Two Hundred Twenty Thousand (2,220,000).

         (2) DIVIDENDS. The holders of Series A Preferred Stock shall be entitled to receive an eight percent (8%) per annum paid in kind dividend in accordance with the following terms:

                  (a) Unless the context otherwise requires, the terms defined in this subsection (2) of Article I herein shall have, for all purposes of
Article I, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

                  "ANNUAL PER SHARE PIK DIVIDEND AMOUNT" shall mean a fraction of one share of Series A Preferred Stock equal to eight percent (8%) per annum of one share of the Series A Preferred Stock.

                  "BUSINESS DAY" shall mean a day other than a Saturday, a Sunday or any other day on which banking institutions in Los Angeles, California are authorized or obligated by law to close.

                  "HOLDER" shall mean the record holder of one or more shares of Series A Preferred Stock, as shown on the books and records of the Corporation.

                  "PIK DIVIDENDS" shall mean the paid-in-kind dividends as set forth in subparagraph 2(b) below.

                  "PIK DIVIDEND PAYMENT DATE" shall mean March 31, June 30, September 30, and December 31, of each year during the PIK Dividend Payment Period.

                  "PIK DIVIDEND PAYMENT PERIOD" shall mean the period from, and after, the Series A Initial Issue Date, to and including the date that the Series A Preferred Stock is converted to Common Stock or otherwise redeemed.

                  "PIK DIVIDEND PERIOD" shall mean the period from, and after, the Series A Initial Issue Date, to, but not including, the first PIK Dividend Payment Date and thereafter, each quarterly period, including any PIK Dividend Payment Date to, but not including, the next PIK Dividend Payment Date.

                  "PIK RECORD DATE" shall mean the date that is five Business Days prior to any PIK Dividend Payment Date.

                  "SERIES A INITIAL ISSUE DATE" shall mean the date that shares of Series A Preferred Stock are first issued by the Corporation.

                  (b) The record holders of Series A Preferred Stock on each PIK Record Date shall receive on each PIK Dividend Payment Date during the PIK Dividend Payment Period per share dividends in additional fully paid and nonassessable shares of Series A Preferred Stock legally available for such purpose (such dividends being herein called "PIK DIVIDENDS"). PIK Dividends shall be paid by delivering to the record holders of Series A Preferred Stock a number of shares of Series A Preferred Stock equal to (i) the number of shares of Series A Preferred Stock held by such holder on the applicable PIK Record Date, multiplied by (ii) twenty-five percent (25%) of the Annual Per Share PIK Dividend Amount. The Corporation shall issue fractional shares of Series A Preferred Stock to which holders may become entitled pursuant to this subparagraph 2(b).

                  (c) Prior to each PIK Record Date immediately preceding each PIK Dividend Payment Date, the Board of Directors of the Corporation shall declare PIK Dividends on the Series A Preferred Stock in accordance with subparagraph 2(b) above, payable on the next PIK Dividend Payment Date. PIK Dividends on shares of Series A Preferred Stock shall accrue and be cumulative from the later of (i) the Series A Initial Issue Date and (ii) the date of issuance of such shares, notwithstanding the failure of the Board of Directors to declare and/or issue PIK Dividends with respect to any PIK Dividend Period. PIK Dividends shall be cumulative and payable in arrears during the PIK Dividend Payment Period on each PIK Dividend Payment Date, commencing on the first PIK Dividend Payment Date subsequent to the Series A Initial Issue Date, and for shares issued as PIK Dividends, commencing on the first PIK Dividend Payment Date after such shares are issued. If any PIK Dividend Payment Date occurs on a day that is not a Business Day, any accrued PIK Dividends otherwise payable on such PIK Dividend Payment Date shall be paid on the next succeeding Business Day. PIK Dividends shall be paid on each PIK Dividend Payment Date to the holders of record of the Series A Preferred Stock as their names shall appear on the share register of the Corporation on the PIK Record Date immediately preceding such PIK Dividend Payment Date. PIK Dividends on account of arrears for any past PIK Dividend Periods may be declared and paid at any time to the holders of record on the PIK Record Dates applicable to such past PIK Dividend Periods.

                  (d) Notwithstanding anything contained herein to the contrary, no dividends on shares of Series A Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such time if such declaration or payment shall be restricted or prohibited by law.

                  (e) It is intended that the Series A Preferred Stock not constitute "preferred stock" within the meaning of Section 305 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, and neither the Corporation nor the Holders shall treat the Series A Preferred Stock as such. Accordingly, payment of any and all PIK Dividends to be made hereunder or under any other transaction document by the Corporation to or for the benefit of any Holder is intended to be made free and clear of, and without deduction for, U.S. federal income and withholding taxes ("U.S. TAXES"). If the Corporation shall be required by law to deduct any such U.S. Taxes from or in respect of any PIK Dividends to be paid hereunder by the Corporation to or for the benefit of any Holder, then (a) the Holder shall pay to the Corporation the amount of such U.S. Taxes not to exceed ten percent (10%) of the fair market value of such PIK Dividend on the date such PIK Dividend is distributed in accordance with this Article I (the "FAIR MARKET VALUE"), and (b) upon payment by the applicable Holder the Corporation shall pay to or for the benefit of the applicable Holder, in addition to such PIK Dividend, an additional amount (the "TAX GROSS-UP AMOUNT"), in cash, as necessary so that after making all required deductions on account of U.S. Taxes (including deductions applicable to additional sums required to be paid or deposited under this subparagraph 2(e)) the amount received by such Holder (disregarding the payment made by such Holder to the Corporation pursuant to this sentence) shall be equal to the sum that would have been so received had no such deductions been made. If a Holder is required to pay any U.S. Taxes (other than U.S. Taxes determined on a net income basis) with respect to any PIK Dividends (as a result of the Corporation's failure to withhold such U.S. Taxes or otherwise) in excess of ten percent (10%) of the Fair Market Value of such PIK Dividends, the Corporation shall indemnify and hold harmless such Holder from any such U.S. Taxes in an amount equal to the Tax Gross-Up Amount, and if the Corporation is required to pay any such U.S. Taxes with respect to any PIK Dividends, the Holder shall indemnify and hold harmless the Corporation from any such U.S. Taxes in an amount up to ten percent (10%) of the Fair Market Value of such PIK Dividends.

                  (f) The amount to be paid by the Corporation under Section 2(e) above shall be reduced by the amount of any credit, against any other tax due in any other jurisdiction, available to the Holder or its affiliates by reason of the payment of U.S. Taxes pursuant to Section 2(e) above. In no event shall the Corporation be liable for any U.S. Taxes required to be deducted from or in respect of any PIK Dividends by reason of any change in applicable law after the Series A Initial Issue Date (which shall be the responsibility of the Holder). Each Holder shall, if requested in writing by the Corporation, promptly provide the Corporation with a properly completed Form W-8 BEN or Form W-8 IMY (or successor forms), as applicable, including, if applicable, the eligibility of such Holder for a reduced rate of withholding pursuant to an applicable treaty.

         (3)      VOTING RIGHTS.

                  The holder of each share of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which each such share of Series A Preferred Stock could be converted on the record date set for the vote or written consent of shareholders and, except as otherwise required by law or this Article I, shall have voting rights and powers equal to the voting rights and powers of the Common Stock (voting together with the Common Stock as a single class). The holder of each share of Series A Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Corporation and shall vote with holders of the Common Stock upon any matter submitted to a vote of shareholders, except those matters required by law or by this Designation of Rights to be submitted to a class vote. Fractional votes shall not, however, be permitted, and any fractional voting rights resulting from the above formula (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half rounded upward to one). Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held.

                  In addition to any other rights provided by law, the Corporation shall not, without first obtaining the approval (by vote or written consent) of the holders of not less than a majority of the total number of outstanding shares of the Series A Preferred Stock voting as a single class, cause any Liquidation Event as defined below. Each of the following shall be deemed a "LIQUIDATION EVENT" for purposes of the preceding sentence: (a) the sale, lease or other transfer of all or substantially all of the assets of the Corporation; (b) the merger or consolidation of the Corporation into or with any other corporation resulting in the transfer of more than 50 percent of the voting power of the Corporation; and (c) the acquisition in any manner or form, including through the issuance of debt and/or stock and/or payment of cash, of all or substantially all of the assets or business or capital stock or ownership interest of another entity or business.

                  The Series A Preferred Stock holders, voting together as a single class, shall be entitled to elect two (2) two members of the Board of Directors of the Corporation at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors.

         (4)      LIQUIDATION, DISSOLUTION OR WINDING UP.

                  4.1 For purposes hereof, the "SERIES A ORIGINAL PURCHASE PRICE" is $1.00 per share of Series A Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, then after the payment in full of the Series C Liquidation Preference to the holders of the Series C Preferred Stock and the distribution of the assets or surplus of the funds of the Corporation with respect thereto, pursuant to Article III herein, the holders of Series A Preferred Stock then outstanding shall be entitled to receive, and prior to and in preference of any distribution of any of the assets or surplus of the funds of the Corporation to the holders of the Common Stock or any junior or other preferred stock subsequently designated (other than Series C Preferred Stock), including, without limitation, the Series B Preferred Stock as provided for in Article II, by reason of their ownership thereof, an amount equal to the Series A Original

Purchase Price per share (as adjusted for stock splits, stock dividends, recapitalizations and the like) plus an amount equal to all accrued and unpaid dividends thereon. if any, without interest, and no more (all of the preceding collectively, the "SERIES A LIQUIDATION PREFERENCE"). If the assets of the Corporation available for distribution to the holders of Series A Preferred Stock shall be insufficient to permit such payment in full to the holders of Series A Preferred Stock, then the entire assets or remaining assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock based on the number of shares held by each holder of Series A Preferred Stock.

                  4.2 After the payment of all preferential amounts required to be paid to the holders of the Series C Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, and then after the payment of all preferential amounts required to be paid to the holders of the Series A Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, and then after the payment of all preferential amounts required to be paid to the holders of any junior series of Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, any remaining assets and funds of the Corporation available for distribution to the Corporation's stockholders shall be distributed ratably among the holders of the Common Stock.

                  4.3 For purposes of this Article I, a "liquidation, dissolution or winding-up" means: any liquidation, dissolution or winding-up, either voluntary or involuntary, of the Corporation, (ii) a merger or consolidation of the Corporation with or into any other corporation or corporations as a result of which the stockholders of this Corporation immediately prior to the consummation of the merger or consolidation hold less than 50% of the voting securities of the surviving entity, or (iii) the sale, transfer or lease of all or substantially all of the assets of the Corporation.

         (5) NO REDEMPTION RIGHTS. The Series A Preferred Stock shall not be subject to redemption, whether at the option of either the Corporation or any holder of the Series A Preferred Stock.

         (6)      CONVERSION RIGHTS.

                  6.1 OPTIONAL CONVERSION. Each share of Series A Preferred Stock will be convertible, at the option of the holder thereof at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into one share of Common Stock.

                  6.2 AUTOMATIC CONVERSION OF SERIES A PREFERRED STOCK. Each share of Series A Preferred Stock will be converted automatically into such number of shares of Common Stock as equals the number of shares issuable upon optional conversion, under Section 6.1 of this Article I above, immediately prior to the closing of a firmly underwritten public offering pursuant to a registration statement (other than a registration statement relating either to the sale of securities to employees of the Corporation pursuant to a stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act of 1933 ("SECURITIES ACT")) under the Securities Act covering the Corporation's Common Stock, which results in aggregate gross cash proceeds (prior to underwriters' commissions and expenses) to the Corporation of at least $10,000,000 and which has a public offering price of not less than $5.00 per share (as appropriately adjusted for stock splits, combinations, reclassifications and the like).

                  6.3 MECHANICS OF CONVERSION. No fractional shares of Common Stock shall be issued upon the conversion of the Series A Preferred Stock, and any fractional shares of Common Stock shall be rounded up to the next whole number. Before any holder of Series A Preferred Stock will be entitled to convert the same into shares of Common Stock, he or she will surrender the certificate or certificates therefor duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock and he or she will give written notice to the Corporation stating the name or names in which he or she wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation, as soon as practicable thereafter, will issue and deliver at such office to such holder or to his or her nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he or she will be entitled as aforesaid. Such conversion will be deemed to have been made immediately prior to the close of business on the date of notice of conversion provided by the holder to the Corporation, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion will be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  6.4 ADJUSTMENT FOR SUBDIVISIONS OR COMBINATIONS OF COMMON STOCK. In the event the Corporation at any time or from time to time alters the effective date of the initial sale of the Series A Preferred Stock, effects a subdivision or combination of its outstanding Common Stock into a greater or lesser number of shares without a proportionate and corresponding subdivision or combination of its outstanding shares of the Series A Preferred Stock, then the number of shares into which each share of Series A Preferred Stock is convertible will be decreased or increased proportionately.

         (7) NO IMPAIRMENT. The Corporation, whether by amendment of this
Article I or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, will not avoid or seek to avoid the observance or performance of any terms to be observed or performed under this Article I by the Corporation, but all times in good faith will assist in the carrying out all actions necessary or appropriate to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

         (8) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders or any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation will mail to each holder of Series A Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

         (9) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation at all times will reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock such number of its shares of Common Stock as from time to time would be required to effect the conversion of all then outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as may be available to the holders of Series A Preferred Stock for such failure, the Corporation will take such corporate action as, in the opinion of its counsel, may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as will be sufficient for such purpose.

         (10) NOTICES. Any notices required by the provisions of this Article I to be given to the holders of shares or Series A Preferred Stock shall be given in writing and shall be conclusively deemed effectively given to persons located in the United States five (5) days after deposit in the United States mail, by registered or certified mail postage prepaid, or upon actual receipt if given by any other method or to persons located outside of the United States, addressed to such holder at his address appearing on the books of the Corporation.

         (11) RECAPITALIZATIONS. If at any time, or from time to time, there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Article I), provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such shares of such Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock issued upon conversion of such Series A Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustments shall be made in the application of the provisions of this Article I with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Article I shall be applicable after that event in as nearly an equivalent manner as may be practicable.

         (12) RANKING. Except for Series C Preferred Stock which shall rank senior to all Preferred Stock with respect to the payment of dividends and the distribution of assets, the Series A Preferred Stock shall rank senior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets. Further, so long as any shares of Series A Preferred Stock are outstanding, no new class or series of stock shall hereafter be created or authorized which is entitled to dividends or shares in distribution of assets on a parity with or in priority to the Series A Preferred Stock, nor shall there be created or authorized any securities convertible into shares of any such stock, unless the holders of record of not less than two-thirds of the number of shares of the Series A Preferred Stock then outstanding (as a single class separate from the holders of all other classes of stock) shall vote therefore in person or by proxy at the meeting of stockholders at which the creation or authorization of such new class of stock or such convertible securities is considered.

         (13) AMENDMENT. This Article I shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

         (14) FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.


ARTICLE II SERIES B PREFERRED STOCK
-----------------------------------

         The designated powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Series B Preferred Stock are as follows.

         (1) DESIGNATION AND AMOUNT. The shares of such series shall be designated "Series B Preferred Stock" (the "SERIES B PREFERRED STOCK") and the number of shares constituting such series shall be Two Million (2,000,000).

         (2) DIVIDENDS. The holders of Series B Preferred Stock shall not be entitled to receive any dividends.

         (3) VOTING RIGHTS. The holder of each share of Series B Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which each such share of Series B Preferred Stock could be converted on the record date set for the vote or written consent of shareholders and, except as otherwise required by law or this Article II, shall have voting rights and powers equal to the voting rights and powers of the Common Stock (voting together with the Common Stock as a single class). The holder of each share of Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Corporation and shall vote with holders of the Common Stock upon any matter submitted to a vote of shareholders, except those matters required by law or by this Designation of Rights to be submitted to a class vote. Fractional votes shall not, however, be permitted, and any fractional voting rights resulting from the above formula (after aggregating all shares of Common Stock into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half rounded upward to one). Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held.

         (4) LIQUIDATION, DISSOLUTION OR WINDING UP.

                  4.1 For purposes hereof, the "SERIES B ORIGINAL PURCHASE PRICE" is $1.00 per share of Series B Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, then after the payment in full of the Series C Liquidation Preference to the holders of the Series C Preferred Stock and the distribution of the assets or surplus of the funds of the Corporation with respect thereto, pursuant to Article IIIof this Designation of Rights, and thereafter, after the payment in full of the Series A Liquidation Preference to the holders of the Series A Preferred Stock and the distribution of the assets or surplus of the funds of the Corporation with respect thereto, pursuant to Article I herein, the holders of Series B Preferred Stock then outstanding shall then be entitled to receive, by reason of their ownership thereof, an amount equal to the Series B Original Purchase Price per share (as adjusted for stock splits, stock dividends, recapitalizations and the like). If the assets of the Corporation available for distribution to the holders of Series B Preferred Stock shall be insufficient to permit such payment in full to the holders of Series B Preferred Stock, then the entire assets or remaining assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock based on the number of shares held by each holder of Series B Preferred Stock.

                  4.2 After the payment of all preferential amounts required to be paid to the holders of the Series C Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, and then thereafter the payment of all preferential amounts required to be paid to the Series A Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, and then thereafter the payment of all preferential amounts required to be paid to the Series B Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, and then after the payment of all preferential amounts required to be paid to the holders of any junior series of Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, any remaining assets and funds of the Corporation available for distribution to the Corporation's stockholders shall be distributed ratably among the holders of the Common Stock.

         (5) NO REDEMPTION RIGHTS. The Series B Preferred Stock shall not be subject to redemption, whether at the option of either the Corporation or any holder of the Series B Preferred Stock.

         (6) CONVERSION RIGHTS.

                  6.1 OPTIONAL CONVERSION. Each share of Series B Preferred Stock will be convertible, at the option of the holder thereof at the office of the Corporation or any transfer agent for the Series B Preferred Stock, into one share of Common Stock.

                  6.2 AUTOMATIC CONVERSION OF SERIES B PREFERRED STOCK. Each share of Series B Preferred Stock will be converted automatically into such number of shares of Common Stock as equals the number of shares issuable upon optional conversion, under Section 6.1 of Article II above, immediately prior to the closing of a firmly underwritten public offering pursuant to a registration statement (other than a registration statement relating either to the sale of securities to employees of the Corporation pursuant to a stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act of 1933 ("SECURITIES ACT")) under the Securities Act covering the Corporation's Common Stock, which results in aggregate gross cash proceeds (prior to underwriters' commissions and expenses) to the Corporation of at least $10,000,000 and which has a public offering price of not less than $5.00 per share (as appropriately adjusted for stock splits, combinations, reclassifications and the like).

                  6.3 MECHANICS OF CONVERSION. As necessary, fractional shares of Common Stock shall be rounded up to the next whole number and issued upon the conversion of the Series B Preferred Stock. Before any holder of Series B Preferred Stock will be entitled to convert the same into shares of Common Stock, he or she will surrender the certificate or certificates therefor duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock and he or she will give written notice to the Corporation stating the name or names in which he or she wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation, as soon as practicable thereafter, will issue and deliver at such office to such holder or to his or her nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he or she will be entitled as aforesaid. Such conversion will be deemed to have been made immediately prior to the close of business on the date of notice of conversion provided by the holder to the Corporation, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion will be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  6.4 ADJUSTMENT FOR SUBDIVISIONS OR COMBINATIONS OF COMMON STOCK. In the event the Corporation at any time or from time to time alters the effective date of the initial sale of the Series B Preferred Stock, effects a subdivision or combination of its outstanding Common Stock into a greater or lesser number of shares without a proportionate and corresponding subdivision or combination of its outstanding shares of the Series B Preferred Stock, then the number of shares into which each share of Series B Preferred Stock is convertible will be decreased or increased proportionately.

         (7) NO IMPAIRMENT. The Corporation, whether by amendment of this
Article II or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, will not avoid or seek to avoid the observance or performance of any terms to be observed or performed under this Article II by the Corporation, but all times in good faith will assist in the carrying out all actions necessary or appropriate to protect the conversion rights of the holders of Series B Preferred Stock against impairment.

         (8) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders or any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation will mail to each holder of Series B Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

         (9) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation at all times will reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock such number of its shares of Common Stock as from time to time would be required to effect the conversion of all then outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, in addition to such other remedies as may be available to the holders of Series B Preferred Stock for such failure, the Corporation will take such corporate action as, in the opinion of its counsel, may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as will be sufficient for such purpose.

         (10) NOTICES. Any notices required by the provisions of this Article II to be given to the holders of shares or Series B Preferred Stock shall be given in writing and shall be conclusively deemed effectively given to persons located in the United States five (5) days after deposit in the United States mail, by registered or certified mail postage prepaid, or upon actual receipt if given by any other method or to persons located outside of the United States, addressed to such holder at his address appearing on the books of the Corporation.

         (11) RECAPITALIZATIONS. If at any time, or from time to time, there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in
Article II), provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of such shares of such Series B Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock issued upon conversion of such Series B Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustments shall be made in the application of the provisions of this Article II with respect to the rights of the holders of the Series B Preferred Stock after the recapitalization to the end that the provisions of Article II shall be applicable after that event in as nearly an equivalent manner as may be practicable.

         (12) RANKING. The Series B Preferred Stock shall rank junior to Series C Preferred Stock and Series A Preferred Stock as to the distribution of assets, and the Series B Preferred Stock shall rank senior to all other series of the Corporation's Preferred Stock (other than Series C Preferred Stock and Series A Preferred Stock which shall be senior at all times to the Series B Preferred Stock with respect to the distribution of assets and the payment of dividends) as to the distribution of assets. Further, so long as any shares of Series B Preferred Stock are outstanding, except for the Series C Preferred Stock and the Series A Preferred Stock which shall rank senior to the Series B Preferred Stock, no new class or series of stock shall hereafter be created or authorized which is entitled to shares in distribution of assets on a parity with or in priority to the Series B Preferred Stock, nor shall there be created or authorized any securities convertible into shares of any such stock, unless the holders of record of not less than two-thirds of the number of shares of the Series B Preferred Stock then outstanding (as a single class separate from the holders of all other classes of stock) shall vote therefore in person or by proxy at the meeting of stockholders at which the creation or authorization of such new class of stock or such convertible securities is considered.

                  Notwithstanding any provision in this Article II to the contrary, however, no approval by the holders of Series B Preferred Stock shall be required with respect to any changes that are made to the rights, preferences, and privileges of Series B Preferred Stock if such changes are substantially similar to the changes to the rights, preferences and privileges to the Series A Preferred Stock that have been approved by a vote in person or by proxy of two-thirds of the number of shares of the Series A Preferred Stock then outstanding (as a single class separate from the holders of all other classes of stock).

         (13) AMENDMENT. This Article II shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series B Preferred Stock, voting separately as a class.

         (14) FRACTIONAL SHARES. Series B Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends; participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

         (15) OBSERVER SEAT. The majority of the outstanding shares of Series B Preferred Stock shall have the right to appoint a representative (the "SERIES B REPRESENTATIVE") who shall have the right to attend all meetings of the Corporation's Board of Directors in a nonvoting observer capacity, to receives notice of such meetings and to receive the information provided by the Corporation to the Board of Directors; provided, however, that the Corporation may require as a condition precedent to the right to exercise such observer rights under this subsection (15) that each person proposing to attend any meeting of the Corporation's Board of Directors and each person to have access to any of the information provided by the Corporation to the Board of Directors shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so received during such meetings or otherwise; and, provided further, that the Corporation reserves the right to require the Series B Representative to execute a nondisclosure agreement in a form reasonably acceptable to the Corporation and which provides that such Series B Representative shall not disclose or use any trade secrets of the Corporation. Notwithstanding the foregoing, holders of Series B Preferred Stock shall have no rights under this subsection (15) during any period in which any holder of Series B Preferred Stock is serving as a director of the Corporation.


ARTICLE III SERIES C PREFERRED STOCK
------------------------------------

         The designated powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Series C Preferred Stock are as follows.

         (1) DESIGNATION AND AMOUNT. The shares of such series shall be designated "Series C Preferred Stock" (the "SERIES C PREFERRED STOCK") and the number of shares constituting such series shall be Thirty Million (30,000,000).

         (2) DIVIDENDS. The holders of Series C Preferred Stock shall be entitled to receive a monthly dividend out of the retained earnings of the Corporation in accordance with the following terms:

                  (a) Unless the context otherwise requires, the terms defined in this subsection (2) of Article III herein shall have, for all purposes of
Article III, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

                  "MONTHLY PER SHARE SERIES C DIVIDEND AMOUNT" shall mean for each one share of Series C Preferred Stock an amount derived from the following formula: (i) during each of the first 12 months following the date of issuance of the relevant shares of Series C Preferred Stock, the product of (a) the Series C Original Issue Price per share divided by one dollar, which quotient is
(b) multiplied by $.00750; (ii) during each of the next succeeding 36 months thereafter, the product of (a) the Series C Original Issue Price per share divided by one dollar, which quotient is (b) multiplied by $.03180; and (iii) from and after the 48th month following the date of issuance of the relevant shares of Series C Preferred Stock, such shares shall bear no dividend.

                  "BUSINESS DAY" shall mean a day other than a Saturday, a Sunday or any other day on which banking institutions in Los Angeles, California are authorized or obligated by law to close.

                  "HOLDER" shall mean the record holder of one or more shares of Series C Preferred Stock, as shown on the books and records of the Corporation.

                  "SERIES C DIVIDENDS" shall mean the cash dividends as set forth in subparagraph 2(b) below.

                  "SERIES C DIVIDEND PAYMENT DATE" shall mean the first day of each calendar month of each year during the Series C Dividend Payment Period.

                  "SERIES C DIVIDEND PAYMENT PERIOD" shall mean the period from, and including, the Initial Issue Date, to and including the date that the Series C Preferred Stock is redeemed.

                  "SERIES C DIVIDEND PERIOD" shall mean the period from, and including, the Initial Issue Date, to, but not including, the first Series C Dividend Payment Date and thereafter, each monthly period, including any Series C Dividend Payment Date to, but not including, the next Series C Dividend Payment Date.

                  "SERIES C INITIAL ISSUE DATE" shall mean the date that shares of Series C Preferred Stock are first issued by the Corporation.

                  "SERIES C RECORD DATE" shall mean the date that is five Business Days prior to any Series C Dividend Payment Date.

                  (b) The record holders of Series C Preferred Stock on each Series C Record Date shall receive on each Series C Dividend Payment Date during the Series C Dividend Payment Period per share dividends legally available for such purpose (such dividends being herein called "SERIES C DIVIDENDS"). Series C Dividends shall be paid by delivering to the record holders of Series C Preferred Stock the cash dividend per share then due.

                  (c) Prior to each Series C Record Date immediately preceding each Series C Dividend Payment Date, the Board of Directors of the Corporation shall declare Series C Dividends on the Series C Preferred Stock in accordance with subparagraph 2(b) above, payable on the next Series C Dividend Payment Date. Series C Dividends on shares of Series C Preferred Stock shall accrue and be cumulative from the date of issuance of such shares, notwithstanding the failure of the Board of Directors to declare and/or pay such Series C Dividends with respect to any Series C Dividend Period. Series C Dividends shall be cumulative and payable in arrears during the Series C Dividend Payment Period on each Series C Dividend Payment Date, commencing on the first Series C Dividend Payment Date. If any Series C Dividend Payment Date occurs on a day that is not a Business Day, any accrued Series C Dividends otherwise payable on such Series C Dividend Payment Date shall be paid on the next succeeding Business Day. Series C Dividends shall be paid on each Series C Dividend Payment Date to the holders of record of the Series C Preferred Stock as their names shall appear on the share register of the Corporation on the Series C Record Date immediately preceding such Series C Dividend Payment Date. Series C Dividends on account of arrears for any past Series C Dividend Periods may be declared and paid at any time to the holders of record on the Series C Record Dates applicable to such past Series C Dividend Periods.

                  (d) Notwithstanding anything contained herein to the contrary, no dividends on shares of Series C Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such time if such declaration or payment shall be restricted or prohibited by law.

                  (e) Dividends on the Series C Preferred Stock shall be payable in preference and prior to any payment of any dividend on any other series of Preferred Stock or on the Common Stock of the Corporation. No dividends or other distributions (other than those payable solely in the Common Stock or Series A Preferred Stock of the Corporation) may be declared or paid on any shares of Common Stock or Series A Preferred Stock of the Corporation during any fiscal year of the Corporation until all declared dividends on the Series C Preferred Stock for the fiscal year in question are paid or set apart for payment

         (3)      VOTING RIGHTS.

                  The holder of each share of Series C Preferred Stock shall be entitled to the number of votes equal to the number of shares of Series C Preferred Stock held on the record date set for the vote or written consent of shareholders and, except as otherwise required by law or this Article III, shall have voting rights and powers equal to the voting rights and powers of the Common Stock (voting together with the Common Stock as a single class). The holder of each share of Series C Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Corporation and shall vote with holders of the Common Stock upon any matter submitted to a vote of shareholders, except those matters required by law or by this Designation of Rights to be submitted to a class vote. Fractional votes shall not, however, be permitted, and any fractional voting rights resulting from the above formula (after aggregating all shares of Common Stock into which shares of Series C Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half rounded upward to one). Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held.

                  In addition to any other rights provided by law, the Corporation shall not, without first obtaining the approval (by vote or written consent) of the holders of not less than a majority of the total number of outstanding shares of the Series C Preferred Stock voting as a single class, cause any "liquidation, dissolution or winding-up" as such term is defined in subsection 4.3 of Article I herein.

         (4)      LIQUIDATION, DISSOLUTION OR WINDING UP.

                  4.1 For purposes hereof, the "SERIES C ORIGINAL ISSUE PRICE" shall mean the original issuance price per share upon which each share of Series C Preferred Stock was issued as determined by the Board with respect to each such issuance (as adjusted for any stock dividends, combinations or splits with respect to such shares). For purposes hereof, the "SERIES C REDEMPTION PRICE" is 125% of the Series C Original Issue Price. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of Series C Preferred Stock then outstanding shall be entitled to receive, and prior to and in preference of any distribution of any of the assets or surplus of the funds of the Corporation to the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, or any junior or other preferred stock subsequently designated by reason of their ownership thereof, an amount equal to the Series C Redemption Price per share (as adjusted for stock splits, stock dividends, recapitalizations and the like) plus an amount equal to all accrued and unpaid dividends thereon. if any, together with interest on the accrued but unpaid dividends at 10% percent per annum, and no more (all of the preceding collectively, the "SERIES C LIQUIDATION PREFERENCE".) If the assets of the Corporation available for distribution to the holders of Series C Preferred Stock shall be insufficient to permit such payment in full to the holders of Series C Preferred Stock, then the entire assets or remaining assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock based on the number of shares held by each holder of Series C Preferred Stock.

                  4.2 After the payment of all preferential amounts required to be paid to the holders of the Series C Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, and then after the payment of all preferential amounts required to be paid to the holders of Series A Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, and then thereafter, the payment of all preferential amounts required to be paid to the holders of Series B Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, and then thereafter any junior Series of Preferred Stock then issued and outstanding upon the dissolution, liquidation or winding up of the Corporation, any remaining assets and funds of the Corporation available for distribution to the Corporation's stockholders shall be distributed ratably among the holders of the Common Stock.

         (5) REDEMPTION RIGHTS. The Series C Preferred Stock may be redeemed in full or in part, to the extent it may lawfully do so, at the Corporation's election from time to time and subject to the following:

                  5.1 The Corporation may redeem the number of shares of Series C Preferred Stock specified in a declaration by the Board of directors (the "REDEMPTION NOTICE") delivered to the holders of Series C Preferred Stick and which Redemption Notice will specify the date of payment (each a "REDEMPTION Date"), by paying in cash therefore a sum equal to the Series C Redemption Price


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per share of such Series C Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus any dividends declared but unpaid (the "REDEMPTION PRICE"). Shares of Series C Preferred Stock shall be redeemed on a pro rata basis among all of the issued and outstanding shares of Series C Preferred Stock determined as of the date that the Redemption Notice is sent to the holders of Series C Preferred Stock.

                  5.2 SURRENDER OF CERTIFICATE. The holder of any shares of Series C Preferred Stock redeemed pursuant to the redemption rights herein shall not be entitled to receive payment for such shares until such holder shall cause to be delivered to the Corporation's principal office or such other place as the corporation may specify, (i) the certificates representing such shares of Series C Preferred Stock and (ii) transfer instrument(s) satisfactory to the corporation and sufficient to transfer such shares of Series C Preferred Stock to the Corporation free of any adverse interest.

                  5.3 EFFECT OF REDEMPTION. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of the Series C Preferred Stock designated for redemption in the Redemption Notice as holders of such Series of Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                  5.4 PAYMENT FOR SHARES. If the funds of the Corporation legally available for redemption of shares of Series C Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of such Series C Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon the holdings of such Series C Preferred Stock. The shares of Series C Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series C Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Redemption Date, but which it has not redeemed.

         (6) NO IMPAIRMENT. The Corporation, whether by amendment of this
Article III or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, will not avoid or seek to avoid the observance or performance of any terms to be observed or performed under this Article III by the Corporation, but all times in good faith will assist in the carrying out all actions necessary or appropriate to protect the liquidation rights of the holders of Series C Preferred Stock against impairment.

         (7) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders or any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation will mail to each holder of Series C Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

         (8) NOTICES. Any notices required by the provisions of this Article III to be given to the holders of shares or Series C Preferred Stock shall be given in writing and shall be conclusively deemed effectively given to persons located in the United States five (5) days after deposit in the United States mail, by registered or certified mail postage prepaid, or upon actual receipt if given by any other method or to persons located outside of the United States, addressed to such holder at his address appearing on the books of the Corporation.


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         (9) RANKING. The Series C Preferred Stock shall rank senior to all other series of the Corporation's Preferred Stock as to redemption, payment of dividends and the distribution of assets. Further, so long as any shares of Series C Preferred Stock are outstanding, no new class or series of stock shall hereafter be created or authorized which is entitled to dividends or shares in distribution of assets on a parity with or in priority to the Series C Preferred Stock, nor shall there be created or authorized any securities convertible into shares of any such stock or which provide for mandatory redemption rights, nor shall the Corporation redeem any shares of Common Stock or Preferred Stock (other than Series C Preferred Stock) or any other preferred stock to be created hereafter by the Corporation, unless the holders of record of not less than two-thirds of the number of shares of the Series C Preferred Stock then outstanding (as a single class separate from the holders of all other classes of stock) shall vote therefore in person or by proxy at the meeting of stockholders at which the creation or authorization of such new class of stock or such convertible securities is considered.

         (10) AMENDMENT. This Article III shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series C Preferred Stock, voting separately as a class.

         (11) FRACTIONAL SHARES. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.


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